[GRAPHIC OMITTED]

                       PIONEER HI-BRED INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   To be held
                                February 27, 1996

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of the Shareholders of Pioneer Hi-Bred International, Inc. to be held at its Carver Center located at 7000 Pioneer Parkway, Johnston, Iowa, 50131 on Tuesday, February 27, 1996, at 2:00 P.M., Central Standard Time, for the following purposes:

1.   To elect four (4) Directors.

2. To approve the Pioneer Hi-Bred International, Inc. Management Reward Program - Performance-Based.

3. To approve the Pioneer Hi-Bred International, Inc. Restricted Stock Plan - Performance-Based.

4.   To approve the Pioneer Hi-Bred International, Inc. Stock Option Plan.

5. To amend the Articles of Incorporation to remove Article VII regarding indemnification.

6. To ratify and approve the form of indemnification agreement to be entered into between the Company and its Directors and Officers and approve and authorize substantially similar agreements to be entered into in the future.

7.   To ratify the appointment of KPMG Peat Marwick LLP as independent auditors.

8. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The close of business on December 29, 1995, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, this meeting. Such shareholders may vote in person or by Proxy. The stock transfer books will not be closed.

IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE DATE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THANK YOU IN ADVANCE FOR YOUR COOPERATION.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Jerry L. Chicoine, Secretary

January 12, 1996

                       PIONEER HI-BRED INTERNATIONAL, INC.
                      700 Capital Square, 400 Locust Street
                             Des Moines, Iowa 50309
                                 (515) 248-4800
                             Corporate Headquarters

                           P R O X Y S T A T E M E N T

The enclosed Proxy is being solicited by the Board of Directors of Pioneer Hi-Bred International, Inc. (the "Company") in connection with the Annual Meeting of Shareholders to be held on February 27, 1996, or at any adjournment or adjournments thereof. To assure adequate representation at the Annual Meeting, shareholders are requested to promptly sign and return the enclosed Proxy. The Proxy Statement and Proxy are first being mailed to shareholders on or about January 12, 1996.

                          RECORD DATE; VOTING OF SHARES

Only shareholders of record at the close of business on December 29, 1995, will be entitled to vote at the Annual Meeting.


As of the close of business on December 15, 1995, there were 83,486,729 shares of Common Stock outstanding. The exact number of votes which the holders of the outstanding shares as of close of business on December 29, 1995 will be entitled to cast at the 1996 Annual Meeting cannot be determined at the date of this Proxy Statement because a shareholder has until February 22, 1996 to establish (in accordance with the procedures set out in Exhibit A) that the Shareholder is entitled to more votes than indicated on the Shareholder's Proxy. In summary, each share beneficially owned continuously by the same person since December 29, 1992 will be entitled to five (5) votes per share and all other shares are entitled to one (1) vote per share. Exhibit A to this Proxy Statement outlines the procedures for determining when changes in beneficial ownership are deemed to occur.

Proxies furnished by shareholders pursuant hereto will be voted in accordance with the directions on such Proxies. If no choice is specified, the Proxy will be voted (i) for the election of the nominees listed under "Election of Directors"; (ii) for approval of the Pioneer Hi-Bred International, Inc. Management Reward Program - Performance-Based; (iii) for approval of the Pioneer Hi-Bred International, Inc. Restricted Stock Plan - Performance-Based; (iv) for approval of the Pioneer Hi-Bred International, Inc. Stock Option Plan; (v) for the amendment of the Articles of Incorporation to remove Article VII regarding indemnification; (vi) for ratification and approval of the form indemnification agreement to be entered into between the Company and its Directors and Officers and approval and authorization of substantially similar agreements to be entered into in the future; (vii) for ratification of the appointment of KPMG Peat Marwick LLP as independent auditors; and (vii) at the discretion of the Proxy holders with regard to such other business as may come before the meeting. If for any reason, oneor more of the nominees should be unable or refuse to serve as a Director (an event which is not anticipated), the person named in the enclosed Proxy will vote for substitute nominees of the Board of Directors unless otherwise instructed. The Board of Directors knows of no matters to come before the meeting other than those set forth in the Proxy Statement. If any further business is presented to the meeting, the persons named in the Proxy will act on behalf of the shareholders they represent according to their best judgment.


Abstentions and broker nonvotes are treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker nonvotes are not counted for purposes of determining the election of Directors, ratification of auditors, approval of the Management Reward Program - Performance-Based, and ratification and approval of the form of indemnification agreement to be entered into between the Company and its Directors and Officers and approval and authorization of substantially similar agreements to be entered into in the future. Abstentions are counted in determining the shares present at the Annual Meeting and broker nonvotes are not counted in determining the shares present at the meeting for approval of the Pioneer Hi-Bred International, Inc. Restricted Stock Plan, Performance-Based, and approval of the Pioneer Hi-Bred International, Inc. Stock Option Plan. In such case, abstentions have the effect of a vote against a proposal and broker nonvotes have no effect on the approval of a proposal. Abstentions and broker nonvotes are counted for the purpose of determining the votes entitled to be cast on the proposal to amend the Articles of Incorporation to remove Article VII regarding indemnification and thus have the effect of a vote against the proposal.

                               REVOCABILITY; COSTS

Any shareholder giving a Proxy has the power to revoke it at any time before it is voted. Revocation of a Proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking it, or (ii) a duly executed Proxy bearing a later date. In addition, a shareholder who is present at the Annual Meeting may revoke the shareholder's Proxy and vote in person if the shareholder so desires.

The cost of the solicitation of Proxies will be borne by the Company. Proxies may be solicited personally, by telephone, or by Fax by a few regular employees of the Company. The Company will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses in sending Proxy material to principals and obtaining their Proxies.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Articles of Incorporation of the Company provide for the classification of the Board of Directors into three (3) classes with the Directors of each class being elected for a term of three (3) years. The terms of the Directors currently serving in Class I and Class III, extend to the Annual Meetings of Shareholders in 1998 and 1997, respectively, and until a successor is elected and qualified. At the Annual Meeting of Shareholders on February 27, 1996, four
(4) Class II Directors are to be elected to serve until the Annual Meeting of Shareholders in 1999, and until their successors are elected and qualified. A "For" vote by a majority of votes cast is required for election of the nominee. Following is (i) a list of a nominees, and (ii) a list of other Directors currently serving in Classes I and Class III.

The Board of Directors unanimously recommends a vote of "FOR" the election of each of the nominees.

                                     Information Concerning Nominees
                                  Age at  Director
        Name                     10/21/95  Since                Background

Class II--Term Will Expire in 1999

Dr. Ray A. Goldberg..............   69      1983   Since July, 1970, Dr. Goldberg has been Moffett
                                                   Professor of Agriculture and Business, Harvard
                                                   University Graduate School of Business
                                                   Administration.  Dr. Goldberg is a Director of Archer
                                                   Daniels Midland, Inc., Decatur, Illinois (a corn,
                                                   soybean, and wheat processor), and Vigoro, Inc.,
                                                   Chicago, Illinois (a fertilizer company).

Dr. F. Warren McFarlan...........   58      1987   Dr. McFarlan has been the Ross Graham Walker
                                                   Professor of Business Administration, Harvard
                                                   University Graduate School of Business Administration
                                                   and tenured since 1973.  Dr. McFarlan is a Director
                                                   of Providian Corporation, Louisville, Kentucky (an
                                                   insurance company), and Computer Sciences
                                                   Corporation, Los Angeles, California (a computer
                                                   system integration company).

Dr. Owen J. Newlin...............   67      1967   From 1978 to 1993, Dr. Newlin served in an executive
                                                   position with the Company.  Dr. Newlin retired as
                                                   Senior Vice President of the Company in April, 1993.
                                                   Dr. Newlin is a Director of Boatman's Bank, Iowa,
                                                   N.A. and Central Iowa Health System (a non-profit
                                                   hospital), each of Des Moines, Iowa.

Thomas N. Urban..................   61      1973   Mr. Urban is currently Chairman of the Board of the
                                                   Company.  Between 1984 and March, 1995, Mr. Urban
                                                   served as President.  Mr. Urban served as Chief
                                                   Executive Officer from March, 1995 to August, 1995.
                                                   As of August, 1995, Mr. Urban is a Senior Lecturer at
                                                   Harvard Graduate School of Business.  Mr. Urban is
                                                   also a Director of Equitable of Iowa Companies, Des
                                                   Moines, Iowa (a life insurance and annuities
                                                   company), Sigma Aldrich Corporation, St. Louis,
                                                   Missouri (a research chemicals company), and the Case
                                                   Corporation, Racine, Wisconsin (a construction and
                                                   agricultural equipment company).

                          Information Concerning Directors Continuing in Office

                                  Age at  Director
        Name                     10/21/95    Since                Background

Class I -- Term Expires in 1998

Dr. Pedro M. Cuatrecasas.........   59      1991   Since 1989, Dr. Cuatrecasas has served as Vice
                                                   President of Warner-Lambert Company, Morris Plains,
                                                   New Jersey (a pharmaceutical company), and as
                                                   President of its Pharmaceutical Research Division in
                                                   Ann Arbor, Michigan.

Fred S. Hubbell..................   44      1990   Since April, 1993, Mr. Hubbell has served as Chairman
                                                   of Equitable of Iowa Companies, Des Moines, Iowa (a
                                                   life insurance and annuities company).  Mr. Hubbell
                                                   has held the position of Chief Executive Officer
                                                   since April, 1989, and President since May, 1987, of
                                                   Equitable of Iowa Companies.  Mr. Hubbell is a
                                                   Director of Equitable of Iowa Companies and The
                                                   Macerich Company, Santa Monica, California (a
                                                   shopping center REIT).

Charles S. Johnson...............   57      1981   Mr. Johnson is currently President and Chief
                                                   Executive Officer of the Company effective September,
                                                   1995.  Mr. Johnson previously was President and Chief
                                                   Operating Officer effective March, 1995. Mr. Johnson
                                                   was Executive Vice President from March, 1993 to
                                                   March, 1995.  Since 1973, Mr. Johnson has served in
                                                   an executive position with the Company.  Mr. Johnson
                                                   is also a Director of Boatman's Bank, N.A., Des
                                                   Moines, Iowa and  Principal Mutual Life Insurance
                                                   Companies, each of Des Moines, Iowa.

H. Scott Wallace.................   44      1988   Since 1992, Mr. Wallace has been a criminal justice
                                                   and government relations consultant, primarily as
                                                   Special Counsel for the National Legal Aid and
                                                   Defender Association (a nonprofit educational
                                                   association of lawyers).   From 1985 to 1992, Mr.
                                                   Wallace was Legislative Director, National
                                                   Association of Criminal Defense Lawyers, Washington,
                                                   D.C.

Herman H.F. Wijffels.............   53      1990   Since 1986, Mr. Wijffels has been Chairman of the
                                                   Executive Board of Rabobank Nederland, The
                                                   Netherlands (a cooperative banking organization doing
                                                   business internationally).





                                  Age at  Director
        Name                     10/21/95    Since                Background

Class III--Term Expires in 1997

Nancy Y. Bekavac.................   48      1994   Since July, 1990, Ms. Bekavac has been President of
                                                   Scripps College, Claremont, California.  From 1988
                                                   through 1990, Ms. Bekavac served as Counselor to the
                                                   President, Dartmouth College, Hanover, New
                                                   Hampshire.  Ms. Bekavac is also a Director of Electro
                                                   Rent Corp., Van Nuys, California (a computer and
                                                   electronic test and measurement equipment leasing
                                                   company) and of Price Enterprises, Inc. of San Diego,
                                                   California (a real estate and marketing company).

C. Robert Brenton................   65      1973   Since 1990, Mr. Brenton has been Chairman of the
                                                   Board of Brenton Banks, Inc., and is currently a
                                                   Director of Brenton Banks, Inc., Des Moines, Iowa.
                                                   Mr. Brenton also served as President of Brenton
                                                   Banks, Inc. from 1969 to 1990.

Luiz Kaufmann....................   50      1994   Since November, 1993, Mr. Kaufmann has been the
                                                   President and CEO of Aracruz Celulose S.A., Rio de
                                                   Janeiro, Brazil (a pulp producer).  From November,
                                                   1990 through October, 1993, Mr. Kaufmann was the
                                                   Executive Vice President of Petropar S.A., Porto
                                                   Alegre, Brazil (an investment holding company), and
                                                   from January, 1985 through November, 1990 was the
                                                   Chief Executive Officer of Multiplic S.A., Rio de
                                                   Janeiro, Brazil (a financial holding company).

Dr. Virginia Walbot..............   49      1985   Since 1989, Dr. Walbot has been a Professor at
                                                   Stanford University's Department of Biological
                                                   Sciences, Stanford, California.

Fred W. Weitz....................   66      1978   Mr. Weitz is President of Essex Meadows, Inc., Des
                                                   Moines, Iowa (an operator of proprietary retirement
                                                   communities and owner of commercial real estate).
                                                   From 1964 to 1995, Mr. Weitz was the President of The
                                                   Weitz Corporation, Des Moines, Iowa (a building
                                                   construction and real estate development company).
                                                   Mr. Weitz is also a Director of Principal Mutual Life
                                                   Insurance Company and Wilian Holding Company (parent
                                                   company of Economy Forms Corp., a manufacturer of
                                                   concrete forms), each of Des Moines, Iowa.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing Audit Committee, Compensation Committee, and Nominating Committee.

The Audit Committee is composed of five (5) Directors: Herman H.F. Wijffels (Chairman), C. Robert Brenton, Luiz Kaufmann, Dr. Owen Newlin, and Dr. Virginia Walbot. This Committee has general oversight responsibility with respect to the Company's financial reporting including making recommendations to the Board of Directors as to the independent accountants of the Company, reviewing with independent accountants the scope of their examination and other matters, and reviewing generally the internal auditing procedures of the Company. The Audit Committee meets as required and met three (3) times during fiscal 1995.

The Compensation Committee administers all executive compensation programs of the Company. During Fiscal Year 1995, the committee was composed of three (3)
Directors: Fred S. Hubbell (Chairman), Dr. Pedro Cuatrecasas and Dr. Ray Goldberg (he has resigned as a member of the Compensation Committee). The Compensation Committee meets as required and met four (4) times during fiscal 1995.

The Nominating Committee is composed of five (5) Directors: Dr. F. Warren McFarlan (Chairman), Thomas N. Urban, H. Scott Wallace, Nancy Y. Bekavac, and Fred W. Weitz. This Committee establishes criteria for and presents the names of the nominees for membership on the Board of Directors, including those nominees recommended by shareholders, to the Board of Directors for approval. In addition, it is the responsibility of this Committee to continue to search for persons qualified to be members and to bring to the attention of the Chairman and the Board of Directors any proposed nominees for further consideration and action.

The Committee will consider nominees recommended by shareholders. Any such recommendation should be sent to the Secretary of the Company in accordance with the procedure set forth in the Company's Bylaws. Shareholders may nominate candidates for the Board of Directors at an annual meeting of Shareholders, only if prior written notice of such intention has been given to the Secretary of the Company not later than 90 days prior to the anniversary date of the record date set for the immediate preceding year's annual meeting of Shareholders and with respect to election to be held at a special meeting of shareholders, only if prior notice of such intention has been given to the Secretary of the Company not later than the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Such notice shall include (a) the name and address of the shareholder and nominee, (b) a description of all arrangements or understandings between the shareholder, nominee and other persons (naming such persons) regarding the nomination, (c) the consent of the nominee to serve as a Director if elected, and (d) a representation that the shareholder is the holder of record of Company stock and intends to appear in person or by proxy to nominate the person specified in the notice. In addition, the notice shall include such other information regarding the nominee as would be required to be included in a Proxy Statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors.

The Nominating Committee is also responsible for reviewing management's evaluation of any officers proposed for nomination to the Board of Directors, and reviewing the qualifications of, and, when appropriate, interviewing candidates who may be proposed for nomination to the Board of Directors, including those nominees recommended by shareholders. The Nominating Committee meets as required and met two (2) times during fiscal 1995.

The Board of Directors met four (4) times during fiscal 1995. All members attended at least 75% of the total number of meetings of the Board of Directors and of the Committees of the Board on which they serve, except for Nancy Bekavac. Ms Bekavac attended 75% of the Board meetings but less than 75% of all committee meetings.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the shares of Common Stock beneficially owned, at November 22, 1995, by (i) each Director, (ii) each of the Named Executive Officers as defined in "Compensation-Executive Compensation," (iii) all Executive Officers and Directors as a group, and (iv) each person known by the Company to own more than 5% of the Common Stock.


                                                                Shares Beneficially
               Name                                                 Owned   1         Percent of Class 2

OVER 5% BENEFICIAL OWNERS:
      Jean Wallace Douglas..................................     7,555,995  3                9.05%
      Robert B. Wallace.....................................     5,904,186  4                7.07%

OTHERS:

     Nancy Y. Bekavac ......................................           535                      (*)
     C. Robert Brenton .....................................         1,098                      (*)
     Jerry L. Chicoine .....................................        44,084                      (*)
     Pedro M. Cuatrecasas ..................................           606                      (*)
     Dr. Ray A. Goldberg ...................................         8,400                      (*)
     Fred S. Hubbell .......................................         2,192                      (*)
     John D. James .........................................        19,302                      (*)
     Charles S. Johnson ....................................        45,995                      (*)
     Luiz Kaufmann..........................................             0                      (*)
     Dr. Richard L. McConnell...............................        25,682                      (*)
     Dr. F. Warren McFarlan ................................         2,744                      (*)
     Dr. Owen J. Newlin ....................................       805,298                      (*)
     Thomas N. Urban .......................................       403,495  5                   (*)
     Dr. Virginia Walbot ...................................           480                      (*)
     H. Scott Wallace ......................................       676,281                      (*)
     Fred W. Weitz .........................................         5,970                      (*)
     Herman H.F. Wijffels ..................................             0                      (*)
     All Executive Officers and Directors as a Group (33 persons)2,214,184                   2.66%

(*) The number of shares owned represents less than 1% of the outstanding stock.

1 Shares listed include Restricted Stock which have restrictions on transfer for five (5) years after the date of grant. Unless otherwise indicated in the notes, where applicable, each shareholder and/or the spouse of the shareholder, have sole voting and investment power with respect to the shares beneficially owned.

2 Based solely on the number of outstanding shares; does not take into account disparities in voting rights which may arise due to the fact that some shares are entitled to five (5) votes per share and some shares are entitled to one (1) vote per share.



3 Includes 1,620,000 shares held by the Wallace Genetic Foundation, of which Mrs. Douglas is President and one (1) of three (3) Directors. Such shares are also included in the amount beneficially owned by Robert B. Wallace. Mrs. Douglas' address is c/o W. Leslie Douglas, 725-15th Street, N.W., Washington, D.C. 20005.


4 Includes 1,620,000 shares held by the Wallace Genetic Foundation, of which Mr. Wallace is one (1) of three (3) Directors. Such shares are also included in the amount beneficially owned by Jean Wallace Douglas. Mr. Wallace's address is 1120-19th Street, Suite 550, Washington, D.C., 20036. In March, 1995, the Company purchased 55,173 shares for $2,000,021.25 from the Gordon Wallace Estate. Gordon Wallace is the former spouse of Mr. Wallace. Mr. Wallace was a co-executor of the estate. The price paid was equal to the closing price for the day on which the shares were purchased. The repurchase was consistent with the Company's open market repurchases.

5 Includes 141,313 shares held by an estate of which Mr. Urban is executor and 2,215 shares held by trusts of which Mr. Urban is a trustee, of which he disclaims beneficial ownership.


                               EXECUTIVE OFFICERS

Set forth below are the names,  ages,  titles, and present and past positions of the persons serving as Executive Officers of the Company.
                                  Age at  Officer
        Name                     10/21/95   Since                 Background

Wayne L. Beck ...................   47      1993   Mr. Beck was elected to his present position as Vice
                                                   President, Supply Management, North American Seed
                                                   Division, effective  March,  1993, and since 1988,
                                                   served as Director of North  American Seed Division-
                                                   Production.

Carrol D. Bolen..................   57      1983   Mr. Bolen was elected to his present position as Vice
                                                   President, effective January, 1983.  Mr. Bolen served
                                                   as Director of the Company's Specialty Plant Products
                                                   Division from September, 1988 until 1994, when he was
                                                   appointed Director of Business Development.  During
                                                   1995, Mr. Bolen was named to his current position as
                                                   Vice President, Legal and Government Affairs.

Dr. Anthony J. Cavalieri ........   44      1995   Mr. Cavalieri was elected to his present position as
                                                   Vice President effective March, 1995, and serves as
                                                   Director of Trait and Technology Development.  From
                                                   December, 1990 to January, 1994, Mr. Cavalieri was
                                                   Director, Technology Support and from January, 1994
                                                   to March, 1995, was Director, Trait and Technology
                                                   Development.

Jack A. Cavanah .................   57      1991   Mr. Cavanah was elected to his present position as
                                                   Vice President effective March, 1991, and serves as
                                                   Director of Corn Research.  Mr. Cavanah has been an
                                                   employee of the Company since 1962.

Jerry L. Chicoine ...............   53      1988   Mr. Chicoine was elected to his present position as
                                                   Senior Vice President, Chief Financial Officer and
                                                   Corporate Secretary effective March, 1990.  Mr.
                                                   Chicoine served as Senior Vice President and Chief
                                                   Financial Officer from 1989 to 1990.

Dwight G. Dollison ..............   52      1988   Mr. Dollison was elected to his present position as
                                                   Vice President and Treasurer effective March, 1995
                                                   and previously held the position of Treasurer from
                                                   1988 to 1995, and from 1980 to September, 1990, held
                                                   the position of Controller of the Company.

Andre Faget .....................   60      1989   Mr. Faget was elected to his present position as Vice
                                                   President and  Director of Operations, South Europe,
                                                   effective September,  1993, and from  1988 to September,
                                                   1993,  served as the Regional
                                                   Operations Director for Europe.

Thomas M. Hanigan ...............   41      1995   Mr. Hanigan was elected to his present position as
                                                   Vice President effective March, 1995, and serves as
                                                   Director of Information Management and Business
                                                   Information Services.  From 1986 to March, 1991, Mr.
                                                   Hanigan was Director of Farm Services.  From March,
                                                   1991 to July, 1993, Mr. Hanigan was Director or
                                                   Business Information Services.  From July 1993 to
                                                   March, 1995, Mr. Hanigan was the Director of
                                                   Information Management of the Company.

Brian G. Hart ...................   40      1991   Mr. Hart was elected to his present position as Vice
                                                   President and Corporate Controller effective March,
                                                   1995 and from September, 1990 to March, 1995, was the
                                                   Corporate Controller.

James R. Houser .................   40      1995   Mr. Houser was elected to his present position as
                                                   Vice President effective March, 1995 and serves as
                                                   Director of Nutrition and Industry Markets.  From
                                                   1989 to 1992, Mr. Houser was the assistant Director
                                                   of the Company's European Region.  In 1992, Mr.
                                                   Houser was named Director of the Company's Microbial
                                                   Genetics Division.

John D. James ...................   50      1991   Mr. James was elected to his present position as
                                                   Senior Vice President effective March, 1994.  Mr.
                                                   James previously held the position of Vice President
                                                   and Group Executive for the Company from March, 1991
                                                   to March, 1994, and was the President of Business
                                                   Information Services of the Company from 1986 to 1991.

Charles S. Johnson ..............   57      1981   See "Proposal 1:  Election of Directors."

Dr. Hector R.R. Laurence ........   50      1993   Dr. Laurence was elected to his present position as
                                                   Vice President effective March, 1993, and serves as
                                                   Director of Operations for Latin America (South
                                                   America/Central American/Caribbean).  Dr. Laurence
                                                   has been an employee of the Company since 1984.

Mary A. McBride .................   48      1991   Ms. McBride was elected to her present position as
                                                   Vice President, Marketing, in March, 1991, and previously
                                                   was the  Market  Analysis Director and Marketing
                                                   Director of the Company  from
                                                   1987 to 1991.

Dr. Richard L. McConnell ........   45      1991   Dr. McConnell was elected to his present position as
                                                   Senior Vice President and Director of Research in
                                                   March, 1994.  From March, 1991 to March, 1994, he
                                                   held the position of Vice President, Director of
                                                   North America Research.  Dr. McConnell has been a
                                                   research employee with the Company since 1974.

Dr. James E. Miller .............   41      1995   Dr. Miller was elected to his present position as
                                                   Vice President in March, 1995 and also serves as
                                                   Director of Oilseeds and Field Crops Research.  From
                                                   January, 1994 to March, 1995, Dr. Miller held the
                                                   position of Director, Oilseeds and Field Crops
                                                   Research.  From February, 1990 to January, 1994, Dr.
                                                   Miller held the position of Director, Soybean
                                                   Research.

Paul E. Schickler ...............   43      1995   Mr. Schickler was elected to his present position as
                                                   Vice President of the Company effective March 1995,
                                                   and serves as Director of Resource Planning.  Mr.
                                                   Schickler has been a Company employee since 1974 in
                                                   various administrative roles.

Harold F. Thorne ................   48      1995   Mr. Thorne was elected to his present position as
                                                   Vice President of the Company in March, 1995, and
                                                   serves as Director of Africa, Middle East, Asia and
                                                   China.  From 1994 to 1995, Mr. Thorne was Director of
                                                   Operations for Africa, Middle East, Asia and China
                                                   and also Director of Government Affairs.  From 1988
                                                   to 1994, Mr. Thorne was Director of Business
                                                   Development of the Company.

John T. Watson ..................   58      1991   Mr. Watson was elected to his present position as
                                                   Vice President of the Company in March, 1991, and
                                                   serves as Director of Operations for the Commonwealth
                                                   of Independent States, Oceania, and Turkey.  From
                                                   1988 to March, 1991, Mr. Watson was the
                                                   Administrative Director, International Operations,
                                                   with responsibility over multiple geographic areas.

Robert K. Wichmann ..............   58      1986   Mr. Wichmann was elected to his present position as
                                                   Vice President of Sales, North American Seed
                                                   Division, in March, 1986.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Philosophy

The Compensation Committee's guiding principle is to encourage and reward executives and key managers for short-term and long-term performance. The Company believes that performance creates shareholder value. A substantial portion of executive compensation is contingent upon meeting specific performance goals. As an employee assumes greater responsibility, a larger portion of his/her total compensation is contingent on performance. The performance criteria are selected based upon executives' ability to impact such performance and the correlation of such performance to shareholder value.

Share ownership and retention are integral parts of the compensation program. This assures that executives/owners, like other shareholders, have a concrete interest in the long-term success of the Company. It also gives executives the long-term perspective required in an industry in which it takes several years to develop a product.

The Company is the global leader in an industry which requires extensive research and a long-term focus to be successful. The Company wants to attract and retain top-notch employees in order to sustain the long-term success necessary to maintain its leadership. To support this business strategy, the Company's fiscal year 1995 targeted total compensation opportunity was aggressively competitive based on challenging pre-tax profit, asset utilization, and key individual/team goals. Following is a table which shows targeted compensation levels for each component of compensation as compared to compensation of executives in similar positions in Comparator Organizations.

                                                   Target Competitive Percentile
     Compensation Component                        if Planned Results Achieved*

     Base Salary                                                   50th - 60th

     Total Annual Cash Compensation (Base + Annual Reward)         65th - 75th

     Long-Term Rewards                                             65th - 75th

     Benefits                                                      50th - 60th

     Total Compensation (Base + Rewards + Benefits)                65th - 75th

     * The above targets are general guides for all positions. Small variances in actual compensation compared to the above targets may occur from year to year based on changing market data and other factors. The Compensation Committee will monitor the programs over time to align the compensation with the above targets and philosophy stated in this report.

Exceeding planned results would result in total compensation above the 75th percentile while performance below planned levels could result in total compensation below the 50th percentile.

Competitive market compensation information was gathered for the Compensation Committee, with input from an independent consultant, from a group of 58 companies (Comparator Organizations) having one (1) or more of the following attributes: related industry, similar revenue size, research orientation, substantial international operations, or geographic proximity to the Company. The Compensation Committee believes that the Comparator Organizations represent the Company's most direct competitors for executive talent. Although some of the companies in the Comparator Organizations are in the Combined Value Line Index utilized for shareholder return comparison in the "Performance Graph," the Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that should be included in an index established for comparing shareholder returns for the following reasons: 1) direct competitors for executive talent are not necessarily the same companies that are relevant for comparing shareholder returns because such factors as the geographical location and size of organization have a greater impact on salaries than on investor decisions, and
2) the ability to obtain accurate compensation information influences which companies are included in the pay comparison.

Role of the Compensation Committee

The Compensation Committee has responsibility for reviewing and approving the design of the Company's compensation programs and pension and welfare benefits. For the Chairman and CEO/President, the Compensation Committee also has responsibility for determining base salary, annual rewards, and long-term
rewards.   For  other   executives,   the   Compensation   Committee   also  has
responsibility for reviewing salary and rewards. All Compensation Committee members are non-employee members of the Board of Directors. An independent compensation consultant has provided input on executive compensation program design and helped conduct competitive total compensation analysis. Compensation Committee decisions relating to compensation of the Chairman and CEO/President are reviewed by the full Board of Directors.

Compensation Components

 Other than  employee  benefits,  there are three (3) primary  components in the
compensation  package  for  executives.   All  components  of  compensation  are
collectively considered when setting each individual component of compensation.

Base Salary. The base salaries of executives are reviewed and set annually. As noted above, base salaries are targeted at the 50th to 60th percentile of Comparator Organizations' executives in similar positions. In addition to considering salaries in the Comparator Organizations, individual salaries are determined by executives' responsibilities, experience, past performance, internal equity considerations, and the internal relative value of positions. During fiscal year 1995, salaries of executives were increased by 13.79% based primarily on increased responsibilities, competitive pay adjustments and performance.

Management Reward Program. The Management Reward Program is designed to focus management efforts on critical annual and long-term performance goals and to reward results achieved in relation to those goals. Two separate plans are utilized to meet this objective. Both reward executives for achievement of goals. The Management Reward Program--Performance-Based (the "MRP Part I") provides "performance-based compensation" as defined under 162(m) of the Internal Revenue Code (the "Million Dollar Cap Legislation"). It rewards individuals for meeting financial goals approved by the Compensation Committee. Rewards under this plan are a significantly larger portion of the total reward opportunity for executives than rewards under the second plan.

Part II of the Management Reward Program (the "MRP Part II") rewards executives for meeting individual or team goals. Again, performance is the driver in determining rewards.

Target reward opportunities under both plans are established and monitored according to competitive market standards. Target rewards begin at 8% of fiscal year-end base salary for key employees and range from 37% to 59% of fiscal year-end base salary for executives, with the target percentage increasing with increased responsibility. In fiscal 1995, total cash compensation (base + annual reward) was targeted at the 65th to 75th percentile of compensation of executives in similar positions at the Comparator Organizations for achieving plan results. The Compensation Committee decided to implement this aggressively competitive approach for two reasons: 1) to ensure that the Company continues to attract and retain top-notch employees necessary to maintain global leadership in its research intensive businesses, and 2) financial performance goals achievement would place the Company at or above the 75th percentile of the Comparator Organizations in terms of business performance. Actual rewards can range from zero, when financial and individual performance is low, to several multiples of the target reward opportunities when performance is high.

Under the fiscal year 1995 MRP Part I, financial goals were approved at the beginning of the fiscal year by the Compensation Committee consistent with the planning process. These goals were measured in terms of pre-tax profit and asset utilization (the amount of assets utilized to achieve pre-tax profit) at the Company level and business unit levels. Executives received between 25% and 100% of the targeted reward based on Company-wide performance and the balance, if any, based on business unit performance depending on each executive's specific responsibilities. Rewards increased with increased pre-tax profit and increased when less assets were utilized to accomplish the pre-tax profit. These two (2) measures were used because they provide measurable goals, the achievement of which executives can directly impact, and that the Compensation Committee believe in combination are highly correlated to increases in shareholder value.

The effect of using these two (2) measures is to simulate a return on asset goal. Because the Compensation Committee believes pre-tax profit more directly impacts shareholder value, the Committee weighed pre-tax profit more heavily than asset utilization. When target levels were met, pre-tax profit was weighted 10% more than asset utilization.

Under the MRP Part II, individual or team goals are used to reward achievement and initiative and may be measured by both objective and subjective measures and financial and nonfinancial factors. The individual or team goals do not as directly impact shareholder value as the financial goals, so the rewards under the MRP Part II represent approximately one-third (1/3) of executives' potential target annual reward opportunities and are limited to at most 20% of fiscal year-end base salary.

For fiscal year 1995, rewards under the MRP Part I fell short of targeted levels for executives due to below target pretax profits. Pretax profit was less than target due in part to the reduced corn acreage planted by farmers because of weather and government programs. All executives exceeded their individual or team goals resulting in better than target rewards under the MRP Part II.
Generally, the combined reward under MRP Part I and Part II was less than target.

With shareholder approval, beginning in fiscal year 1996, the company-wide Part I reward will be based on annual performance compared to two key financial goals: Earnings Per Share (EPS) growth and Return on Ending Equity (ROE). In addition, all executives will have 100% of their Part I annual reward based on company-wide performance. The Company will also continue to target total annual cash compensation at the 65th to 75th percentile of executives in similar positions at Comparator Organizations for achieving planned results. While the approach used in 1995 for MRP Part I has worked well in the past, the above enhancements will better align executive compensation with increases in shareholder value, and are consistent with the Company's goals to achieve double-digit EPS growth over time and to sustain 20% ROE.

Long-Term Reward--Restricted Stock Program. The intent of the Long-Term Reward--Restricted Stock Program is to align the interests of executives with the long-term interests of shareholders and to focus executives on the long-term success of the Company through ownership and retention of Company stock. As a result, all executives are eligible for Restricted Stock rewards.

Executives were granted an amount of Restricted Stock approximately equal in value to the cash earned under the MRP Part I (such grants are
"performance-based compensation" as defined under the Million Dollar Cap Legislation) and the cash earned under the MRP Part II, subject to minimum and maximum amounts. To be competitive, certain senior level executives were granted Restricted Stock equal in value to a multiple (1.05 - 1.35) of the cash earned under both plans. Restricted Stock is valued based on market value without regard to restrictions on transfer. Grants of such Restricted Stock are made after the fiscal year-end.

The method of determining the annual Restricted Stock reward has been set forth to ensure stock ownership, align executives' interests with shareholders, focus executives on the medium/long-term success of the Company, reward goal achievement, and to be competitive with practices of Comparator Organizations. To encourage continued employment, the Restricted Stock is forfeited if an executive ceases employment within five (5) years of the grant of Restricted Stock for any reason other than death, disability, or retirement after attaining the age of 65 unless the Compensation Committee, in its sole discretion, waives the restrictions.

Due to the Company-wide performance in fiscal year 1995, executives will receive below target awards under the Long-Term Reward--Restricted Stock Program.

With shareholder approval, the Restricted Stock Program will change in fiscal year 1996 and beyond. Restricted Stock grants will be based on performance compared to a three-years earnings per share growth goal. The Committee believes this will strengthen the relationship between medium/long-term Company performance and executive rewards. In addition, corporate officers have been granted stock options during fiscal year 1996 contingent on shareholder approval of the new Stock Option Plan to further align long-term Company performance and shareholder value increases with executive compensation.

Details about the proposed changes to the "Management Reward Program - Performance-Based," the "Restricted Stock Plan - Performance-Based," and the "Stock Option Plan" appear later in this proxy.

Compensation of the Chairman and President

The compensation of the Chairman and President is based on the policies and programs described above.

Base Salary. Mr. Urban received a performance-based increase of 11.2 percent on September 1, 1994 to position his pay at the 60th percentile of the Comparator Organizations' chief executive officers. This increase also recognized Mr. Urban's long-term contribution to the Company's performance and his success in strategically positioning the Company for the future.

Management Reward Program. Company performance in fiscal year 1995 fell short of goals. Consequently, MRP Part I payouts were below the targeted opportunity. Mr. Urban's reward under the MRP Part I was $224,999 or 36.29% of his fiscal year-end base salary. In addition, Mr. Urban exceeded his individual and team goals resulting in a reward of $105,401 or 17.0% of his fiscal year-end base salary (for a total reward of $330,400 or 53.29% of fiscal year-end base salary). The target for accomplishing planned results was 59% of base salary. Mr. Urban's individual and team goals involved overseeing a smooth transition to a new corporate operating leadership and positioning the Company for the future through extensive long range planning activities.

Long-Term Reward--Restricted Stock Program. In accordance with the Long-Term Reward--Restricted Stock Program, and reflecting the Company-wide performance and Mr. Urban's performance, shares of Restricted Stock approximately equal in value to $446,031 will be awarded to Mr. Urban. The Compensation Committee believes that this grant appropriately rewards Mr. Urban's for his contributions to the Company's long-term success and the creation of shareholder value.

Compensation Committee members: Fred S. Hubbell (Chairman), Dr. Ray Goldberg and Dr.Pedro Cuatrecasas.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Fred S. Hubbell, Chairman of the Compensation Committee, serves as the Chief Executive Officer of Equitable of Iowa Companies. Thomas N. Urban, Chairman of the Board and former President and Chief Executive Officer of the Company, serves on the Board of Directors for Equitable of Iowa Companies, but is not on its Compensation Committee.

Mr. Urban served on the Board of Directors of The Weitz Corporation until March, 1995. The Weitz Corporation had no formal Compensation Committee. Fred W. Weitz, former President of The Weitz Corporation (retired in March, 1995), serves on the Board of Directors of the Company, but is not on its Compensation Committee

The Company has employed in the past, and in the future may employ, The Weitz Corporation or one (1) or more of its subsidiaries as the general contractor for the construction of certain of its buildings. To date, substantially all contracts have been on a guaranteed maximum cost, fixed fee basis. Since September 1, 1994, the active contracts between The Weitz Corporation, and its subsidiaries and the Company have been approximately $14,329,755, including approximately $9,982,229 of scheduled but uncompleted work. The Weitz Corporation was founded in 1855 and is a leading contractor in Iowa. Mr. Weitz was formerly President, Director, and controlling shareholder of The Weitz Corporation, and continues to be a Director of the Company. Mr. Weitz sold his interest in The Weitz Corporation, and retired from his position of President and Director in March of 1995. Based upon its experience with other construction companies, the Company believes that the construction services and contract terms furnished by The Weitz Corporation are comparable to those it would have obtained from other construction companies.

Dr. Ray A. Goldberg is paid a fee of $2,683 per month for certain consulting services for a three year period beginning in July, 1995. Dr. Goldberg resigned from the Compensation Committee of the Company.

It is the belief of the Board of  Directors  of the Company  that the ability of
the  Compensation   Committee  to  make  fair  compensation  decisions  was  not compromised by any of the above situations.

                                  COMPENSATION

Executive Compensation

The following table sets forth compensation information for the Chairman and President and the other four (4) most highly compensated Executive Officers (Named Executive Officers) for fiscal years 1993, 1994, and 1995.

                                         SUMMARY COMPENSATION TABLE
                                                                   Long-Term
                                                                 Compensation
                                                                ----------------
Annual Compensation                                                 Awards                Payouts
-------------------------------------------------------------------------------------------------------------
            (a)              (b)     (c)       (d)       (e)          (f)          (g)      (h)       (i)
                                                        Other     Restricted                       All Other
                                                       Annual        Stock      Options/    LTIP    Compen-
Name and Principal Position Year   Salary     Bonus    Compen-     Award(s)6      SARs    Payouts   sation7
                                     ($)       ($)     sation         ($)          (#)      ($)       ($)
-------------------------------------------------------------------------------------------------------------

Thomas N. Urban8            1995   620,004   330,400                446,031                         25,193
 Chairman and President     1994   557,604   960,306                621,059                         20,633
                            1993   483,514   189,859                256,282                         16,817

Charles S. Johnson4         1995   474,690   247,546                321,810                         29,880
  Executive Vice President  1994   372,996   596,569                378,218                         24,990
                            1993   336,595   311,395                363,020                         20,852

Jerry L. Chicoine           1995   310,008   149,547                179,464                         16,573
  Senior Vice President and 1994   273,000   400,764                235,872                         13,798
  Chief Financial Officer   1993   226,560   132,095                146,637                         11,456

John D. James               1995   222,091   115,740                138,893                         10,155
  Senior Vice President     1994   188,854   216,699                113,633                          7,064
                            1993   178,585   114,111                102,677                          4,260

Richard L. McConnell        1995   235,308   111,159                133,396                          9,968
  Senior Vice President/    1994   160,000   194,636                101,790                          8,307
  Director of Research      1993   142,937   95,520                 83,250                           2,866

1 Restricted Stock is valued without regard to restrictions on transfer. Aggregate restricted stockholding and their market values, without regard to restrictions on transfer, held at 1995 fiscal year end are as follows:
     Mr. Johnson 45,125 shares, $1,940,375; Mr. Chicoine 23,943 shares, $1,029,549; Mr. James 16,438 shares, $706,834; and Mr. McConnell 12,509 shares, $537,887. Dividends are paid quarterly to restricted stockholders. Mr. Urban does not hold any restricted stock because his shares were vested in connection with his early retirement.

2 Consists of above-market interest accruing on deferred compensation (portion of interest in excess of 120% of the applicable federal long-term rate) and Company contributions to defined contribution plan (401(k)) as follows: Mr. Urban - 1995-above market interest $25,193, and 401(k) $0; Mr. Johnson - 1995-above market interest $28,880, and 401(k) $1,000; Mr. Chicoine - 1995-above market interest $15,573, and 401(k) $1,000; Mr. James
     - 1995-above market interest $9,155, and 401(k) $1,000; and Mr. McConnell - 1995-above market interest $8,968, and 401(k) $1,000

3    Retired after the year-end.

4 Charles S. Johnson is President and Chief Executive Officer, effective September 1995.


Pension Plans
                                   Estimated Annual Retirement Benefits
                                      for Years of Service Indicated

---------------------- -------------- ------------ ------------ -------------- ------------- --------------
       Average
    Compensation*           10            15           20            25             30            35
---------------------- -------------- ------------ ------------ -------------- ------------- --------------

       $400,000             $240,000     $240,000     $240,000       $240,000      $240,000       $240,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
        600,000              360,000      360,000      360,000        360,000       360,000        360,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
        800,000              480,000      480,000      480,000        480,000       480,000        480,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
      1,000,000              600,000      600,000      600,000        600,000       600,000        600,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
      1,200,000              720,000      720,000      720,000        720,000       720,000        720,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
      1,400,000              840,000      840,000      840,000        840,000       840,000        840,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
      1,600,000              960,000      960,000      960,000        960,000       960,000        960,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
      1,800,000            1,080,000    1,080,000    1,080,000      1,080,000     1,080,000      1,080,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
      2,000,000            1,200,000    1,200,000    1,200,000      1,200,000     1,200,000      1,200,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
---------------------- -------------- ------------ ------------ -------------- ------------- --------------
      2,200,000            1,320,000    1,320,000    1,320,000      1,320,000     1,320,000      1,320,000
---------------------- -------------- ------------ ------------ -------------- ------------- --------------

* Average compensation includes salary, bonus, and Restricted Stock valued without regard to restrictions on transfer (as reported in the Summary Compensation Table).

The above table shows the target amount of combined annual pension income payable to a covered participant at normal retirement age (age 65) under the Company's qualified defined benefit pension plan, social security, and the Company's non-qualified supplemental pension plan (SERP). The Company plans provide for the payment of post-retirement benefits on a 15-year term certain basis with death benefits payable to an employee's surviving spouse or other designated beneficiary.

The calculation of retirement benefits under the qualified pension plan is based upon years of service with the Company and average earnings for the highest five
(5) consecutive years out of the last ten (10) years preceding retirement (age 55 with at least five (5) years of service). Covered compensation includes salary and bonus (as  reported  in the  Summary  Compensation  Table).  Years of service as of August  31,  1995 for Named  Executive  Officers  are as  follows:
Thomas N. Urban: 24 years; Charles S. Johnson: 30 years; Jerry L. Chicoine: 10 years; John D. James: 11 years; Dr. Richard L. McConnell: 21 years.

The non-qualified supplemental pension plan (SERP) provides for the payment of additional benefits to certain Executive Officers (including the Named Executive Officers). At normal retirement age (age 65) and upon early retirement as accepted and approved by the Board of Directors, these Executive Officers will receive, when combined with qualified pension plan benefits and social security benefits, 60% of their final average earnings regardless of their length of service. Benefits may also be payable upon a disability. These benefits are based on average earnings for the last four (4) fiscal years preceding retirement. Covered compensation includes salary, bonus, and restricted stock valued, without regard to restrictions on transfer, (as reported in the Summary Compensation Table). Benefits will be paid out on a 15-year term certain basis with death benefits payable to an employee's surviving spouse or other designated beneficiary.

For purposes of the non-qualified supplemental pension plan (SERP), covered compensation as of August 31, 1995 for the Named Executive Officers is as follows: Thomas N. Urban: $1,693,481 (This reflects Mr. Urban's final average earnings calculated using the estimated bonus and estimated restricted stock grant at announcement of his early retirement for the final fiscal year); Charles S. Johnson: $1,044,046; Jerry L. Chicoine: $639,019; John D. James:
$476,724; Richard L. McConnell: $479,863.

Director Compensation

Non-employee Directors receive $1,000 per month for serving as Director, plus $3,500 for each meeting of the Board of Directors attended, and $500 for certain special meetings. In lieu of the above fees, Thomas N. Urban will receive 12 monthly payments of $25,833.00 commencing September, 1995 and ending August, 1996, for serving as the Chairman. Directors also are reimbursed for travel expenses incurred in connection with their attendance at Board and Committee meetings. Employee Directors do not receive any compensation for serving on the Board of Directors. Directors may elect to use their compensation to purchase stock at its fair market value through a Monthly Stock Purchase Plan.

Severance Plans and Other Arrangements

The  Company  has no  employment  agreements  with  any of the  Named  Executive
Officers.

The Company maintains a Severance Compensation Plan for certain management employees (Severance Plan). The Severance Plan is designed to aid the Company in attracting and retaining the highly qualified individuals who are essential to its success and to avoid distractions inherent in the threat of a Change in Control.

The Severance Plan is triggered upon a Change in Control of the Company. In the event of involuntary termination of employment within three (3) years following a Change in Control, participants under the Severance Plan are entitled to a continuation of certain benefits for one year and a cash payment equal to three
(3) times the participant's base salary and annual bonus. Participants include all of the Named Executive Officers as well as other key managerial personnel. Each participant eligible under the Severance Plan is entitled to receive a gross-up payment equal to the amount of any federal excise taxes imposed upon compensation payable upon a Change in Control and the additional taxes that result from such payment.

The Named Executive Officers and other key employees customarily have been granted restricted stock that vests upon completion of five (5) years of continuous employment following the grant. The Restricted Stock also vests upon a Change in Control; upon termination because of normal retirement, death or disability; upon early retirement accepted and approved by the Compensation Committee; or for other reasons the Compensation Committee deems appropriate.

The Named Executive Officers and other key employees are entitled to receive non-qualified Supplemental Pension Plan (SERP) benefits and deferred compensation benefits under the Deferred Compensation Plan (the Named Executive Officers and other key employees are entitled to defer a lifetime maximum of $100,000 of their compensation with earnings at above market interest) if they are terminated without cause or resign for a stated good reason within five (5) years following a Change in Control. Participants' beneficiaries will also receive benefits in the case of death. Otherwise SERP benefits will be paid upon normal retirement (age 65), or upon early retirement (age 55 with at least five
(5) years of service) accepted and approved by the Compensation Committee, or in the Board of Directors' discretion upon other termination. Deferred compensation benefits will be paid with accrued above market interest upon normal retirement (age 65), with benefits reduced on early retirement (age 58), and at the prime interest rate upon other termination.

In addition, Named Executive Officers and other key employees are entitled to defer up to $25,000 a year under the Annual Deferred Compensation Plan. Such compensation earns a rate of one percent (1%) above the average of the 10-year United States Treasury rate and is paid upon retirement or other termination of employment.

Mr. Urban is receiving early retirement benefits under the SERP and deferred compensation plans. In connection with his early retirement, the Compensation Committee accelerated vesting of Mr. Urban's restricted stock (67,893 shares plus approximately 10,373 shares (assuming an August 31, 1995 closing price) to be granted under the Restricted Stock Plan for performance in 1995). Pursuant to an election under the Restricted Stock Plan, a portion of the shares granted prior to 1995 were used to pay the tax withholding obligation. In addition, the Company purchased 32,861 shares of stock from Mr. Urban for $1,224,072. The price was equal to the average of the high and low sales price for the day of the purchase. The repurchase was consistent with the Company's open market repurchases.

Company contributions to the 401(k) Defined Contribution Plan shall vest over a five (5) year period and otherwise shall vest upon retirement, death, or disability, and termination for other than cause within three (3) years of a Change in Control. The maximum annual contribution by the Company is $1,000 per employee.

For purposes of the Severance Plan, the Restricted Stock Plan, SERP, the deferred compensation plans, and the 401(k) Plan, "Change in Control" means an acquisition by any person of 25% or more of any class of voting securities of the Company or election of 25% or more of the Board of Directors without recommendation from the Board.

                                PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the Company's Common Stock versus the S&P 500 and Value Line Food Processors Large Cap Index and Small Cap Index combined ("Combined Value Line Index") for the five (5) year period commencing August 31, 1990. The Value Line Food Processor Large Cap Index includes the Company and the Value Line Food Processor Small Cap Index includes the Company's only major competitor that is publicly traded. The other major competitors are divisions or subsidiaries of larger publicly traded companies.

[GRAPHIC OMITTED]

              --------------- ---------- ---------- ---------- --------- ---------
                              1991       1992       1993       1994      1995
              --------------- ---------- ---------- ---------- --------- ---------

              PHB             $135       $210       $264       $256      $360
              --------------- ---------- ---------- ---------- --------- ---------
              --------------- ---------- ---------- ---------- --------- ---------
              Peer            $147       $154       $149       $160      $188
              Group
              --------------- ---------- ---------- ---------- --------- ---------
              --------------- ---------- ---------- ---------- --------- ---------
              S & P 500       $127       $137       $158       $167      $202
              --------------- ---------- ---------- ---------- --------- ---------

Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year and reinvestment of dividends.

                              PROPOSALS 2, 3, and 4

          APPROVAL OF "MANAGEMENT REWARD PROGRAM - PERFORMANCE-BASED"; "RESTRICTED STOCK PLAN - PERFORMANCE-BASED" AND THE "STOCK OPTION PLAN"

The Company's guiding principle for compensation is to encourage and reward executives for short term and long term performance that will create shareholder value. The Company believes that the key drivers in creating shareholder value are earnings per share ("EPS") growth and return on ending equity ("ROE"). As a result, the Company has established goals of double digit EPS growth over time and sustaining 20% ROE. The Company believes its compensation package should create an incentive for its key employees to reach these goals and to ultimately create shareholder value.

Share ownership and retention is also important to a successful compensation program. This assures that the key employee/owners, like other shareholders, have a concrete interest in the long term success of the Company.

Therefore, the Company seeks approval of the Pioneer Hi-Bred International, Inc. Management Reward Program - Performance-Based ("Performance-Based Reward Program"), the Pioneer Hi-Bred International, Inc. Restricted Stock Plan - Performance-Based ("Performance-Based Restricted Stock Program") and the Pioneer Hi-Bred International, Inc. Stock Option Plan ("Stock Option Plan"). These new programs will replace the Company's former management reward program performance-based plan Part I and its restricted stock plans discussed in the section titled "Compensation Committee Report on Executive Compensation".

Shareholder approval is sought in part to qualify the programs as "performance-based compensation" as defined under 162(m) of the Internal Revenue Code ("Million Dollar Cap Legislation"). As such, it is intended that compensation paid under these plans will not be subject to the million dollar cap limit under the Million Dollar Cap Legislation.

Shareholder approval is also sought in part to conform the Performance-Based Restricted Stock Plan and Stock Option Plan to section 16b-3 of the Securities and Exchange Act of 1934 (the "Act"). Therefore, grants and certain uses of stock to pay the exercise price and tax withholding will be exempt from potential profit disgorgement under Section 16 of the Act. The usefulness of the plans will be impaired if Section 16b-3 of the Exchange Act is not complied with because of such potential for profit disgorgement.

The Compensation Committee and the Board of Directors have approved the Performance-Based Reward Program, the Performance-Based Restricted Stock Program and the Stock Option Plan, conditioned upon subsequent shareholder approval. Proposal 2 will be approved if a majority of the votes cast on Proposal 2 are cast in favor of the proposal. Proposals 3 and 4 will be approved if a majority of votes represented at the Annual Meeting vote for Proposal 3 and 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, AND 4.


Proposal 2: Approval of the Management Reward Program-Performance-Based


Purpose. The Performance-Based Reward Program is designed to focus management efforts on earnings per share ("EPS") growth and return on ending equity ("ROE") goals and to reward results achieved in relation to those goals.

Eligibility. Full-time, regular employees on the US or Canadian payroll and in pay bands I-IV (inclusive) and lower pay bands with appropriate approval are eligible (currently approximately 800 employees are eligible under the Performance-Based Reward Program). Job factors such as the following may be considered in establishing an appropriate pay band for an employee's position:
1) complexity, 2) impact , 3) knowledge, skill and competencies, and 4) experience. The Compensation Committee may adjust which pay band an employee must be in to be eligible. Pay bands may also be further divided or consolidated if necessary. In addition, other employees of the Company or its subsidiaries or affiliates, including officers not on the U.S. or Canadian payroll, approved by the Compensation Committee shall be eligible for participation. All Executive Officers will be eligible.


Goals. Rewards will be based primarily on the EPS Growth Percentage as described below and to a lesser extent on ROE relative to target goals as established below. EPS means the after tax earnings per share of the weighted average daily stock outstanding without giving effect to the dilutive impact of outstanding options. ROE means net income over ending shareholders equity. Actual EPS Growth Percentage and ROE results will be adjusted to remove the impact of unusual or nonrecurring events.


Overview. Rewards are based upon a multiple of a Participant's target percentage of base salary. The multiple is based upon EPS Growth and ROE Performance. Therefore the multiple is a combination of the EPS Growth Multiplier and ROE Modifier. The target percentage is based upon the perosn's pay band.

An example of the formula used to calculate the performance-based reward will illustrate this objective performance-based formula. It assumes that the EPS Growth target (Fiscal Year 1996 EPS of $2.44) is met but ROE is 19%. The following management reward would be obtained:

     EPS Growth                ROE                 Pay Band             Executive's    Performance-
     Multiplier     x        Modifier        x     Target %     x       Base Salary  =  Based Reward

         1          x          .95           x        37%       x         200,000    =   $70,300


Establishment of Targets and EPS Growth. The target EPS Growth is 12-14% growth which is consistent with the Company's goal of double digit EPS over time. The target ROE is 20%, consistent with the Company's goal to sustain 20% ROE.

The plan is based on the assumption that EPS will grow 13% annually from Fiscal Year 1995 through Fiscal Year 2000. The EPS Growth Percentage each Fiscal year is based upon that year's EPS as compared to the 13% EPS Target for the previous Fiscal Year. This EPS growth calculation is consistent with the Company's five year planning process and the long term nature of its business. See below for current target EPS Growth and EPS Growth Percentage that corresponds to various EPS levels.


                                          EPS Performance Table*
                     ------------------------------------------------------------------
                          EPS                                   EPS
                                                ---------------------------------------
                                                ---------------------------------------
                      Growth %**   Multiplier*** 1996   1997   1998    1999     2000
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------

                          0%           0.00      2.16   2.44   2.76    3.12     3.52
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          1%           0.08      2.18   2.47   2.79    3.15     3.56
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          2%           0.17      2.20   2.49   2.81    3.18     3.59
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          3%           0.25      2.22   2.51   2.84    3.21     3.63
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          4%           0.33      2.25   2.54   2.87    3.24     3.66
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          5%           0.42      2.27   2.56   2.90    3.27     3.70
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          6%           0.50      2.29   2.59   2.92    3.30     3.73
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          7%           0.58      2.31   2.61   2.95    3.33     3.77
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          8%           0.67      2.33   2.64   2.98    3.37     3.80
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          9%           0.75      2.35   2.66   3.01    3.40     3.84
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          10%          0.83      2.38   2.68   3.03    3.43     3.87
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          11%          0.92      2.40   2.71   3.06    3.46     3.91
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
            TARGET        12%          1.00      2.42   2.73   3.09    3.49     3.94
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
             RANGE        13%          1.00      2.44   2.76   3.12    3.52     3.98
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          14%          1.00      2.46   2.78   3.14    3.55     4.01
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          15%          1.25      2.48   2.81   3.17    3.58     4.05
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          16%          1.40      2.51   2.83   3.20    3.62     4.09
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          17%          1.55      2.53   2.86   3.23    3.65     4.12
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          18%          1.70      2.55   2.88   3.25    3.68     4.16
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          19%          1.85      2.57   2.90   3.28    3.71     4.19
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          20%          2.00      2.59   2.93   3.31    3.74     4.23
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          21%          2.05      2.61   2.95   3.34    3.77     4.26
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          22%          2.10      2.64   2.98   3.36    3.80     4.30
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          23%          2.15      2.66   3.00   3.39    3.83     4.33
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          24%          2.20      2.68   3.03   3.42    3.86     4.37
                     ------------------------------------------------------------------
                     ------------------------------------------------------------------
                          25%          2.25      2.70   3.05   3.45    3.90     4.40
                     ------------------------------------------------------------------

* Points beyond 25% will be determined by using the same methodology in calculating the table entries.
** The EPS Growth Percentage is calculated as follows (EPS for the applicable fiscal year minus the Prior Year's Target EPS) divided by the Prior Year's Target EPS. The Prior Year's Target EPS assumes EPS has grown 13% annually from Fiscal Year 1995.
***  The   Multiplier   is  explained   below  in  the  section   title  "Reward
     Calculation".

For example: if in 1998 the EPS is 3.01, the EPS Growth Percentage is 9% and the multiplier is .75 under the current table.

As a result of the method of calculation, following a year or years of above target EPS Growth, actual EPS Growth from the previous year's EPS may be minimal or negative, but target may be met. The target EPS Growth may be met because the annualized EPS Growth rate is 12-14% over time. The opposite may result. Following a year or years of below target EPS Growth, actual EPS Growth from the previous year's EPS may exceed 12-14% but target may not be met.

Prior to the Fiscal Year or within the first 90 days of the Fiscal Year ("Prior to the Fiscal Year"), the Committee has the discretion to modify target levels.

Target Percent. For each pay band or subset thereof, a percent is established which will be used in the calculation of the reward. The following table sets forth the percent of base salary to be used in the reward calculation for the Chief Executive Officer and plan participants in pay bands I-IV ("Pay Band Target Percent").

                                      Pay Band      Pay Band
                                                 Target Percent
                                   ------------- -----------------
                                        CEO             62%
                                          I             47%
                                         II         32-37%*
                                        III         12-27%*
                                         IV          5-12%*

*The exact Pay Band target Percent for each subset will be determined "Prior to the Fiscal Year".

The Pay Band Target Percents may be modified by the Compensation Committee "Prior to the Fiscal Year". If a key management employee moves from one pay band or subset thereof to another in the Fiscal Year, the Target Percent for an individual will be adjusted prorata for the portion of year in each pay band or subset thereof.

Reward Calculation. The Pay Band Target Percent is multiplied by an EPS Growth multiplier (see the table in the section titled "Establishment of Targets and EPS Growth") and an ROE modifier (see the table below) which is then multiplied by the individual's base salary as of the fiscal year-end to arrive at a participant's reward. The EPS Growth multiplier increases when the EPS Growth Percentage increases. The ROE modifier increases when ROE increases. A prorata adjustment will be made for a participant that is eligible at the end of the Fiscal Year but not eligible during the entire Fiscal Year .

                                         ROE Performance Table*
                                     -------------- --------------
                                          ROE         Modifier
                                     -------------- --------------
                                           16% **       .80
                                     -------------- --------------
                                     -------------- --------------
                                           17%          .85
                                     -------------- --------------
                                     -------------- --------------
                                           18%          .90
                                     -------------- --------------
                                     -------------- --------------
                                           19%          .95
                                     -------------- --------------
                                     -------------- --------------
                                           20%         1.00
                                     -------------- --------------
                                     -------------- --------------
                                           21%         1.05
                                     -------------- --------------
                                     -------------- --------------
                                           22%         1.10
                                     -------------- --------------
                                     -------------- --------------
                                           23%         1.15
                                     -------------- --------------
                                     -------------- --------------
                                           24%***      1.20
                                     -------------- --------------

*    For example, if ROE is 19%, the ROE modifier is .95.
**   Equal to or less than 16%
***  Equal to or greater than 24%

"Prior to the Fiscal Year", the Committee has the discretion to modify the EPS Growth multiplier and ROE modifier.

Maximum Reward. In no event will the reward that a participant receives under the Performance-Based Reward Program exceed three (3) million dollars for a Plan Year. Performance would need to substantially exceed target levels for any employee to achieve such a reward with current and anticipated base salary levels.

Rewards if Target Levels are Met. The following table sets forth the approximate rewards for fiscal year 1996 if target levels are met:

           --------------------------------------------------- -----------------
                           Name and Position*                    Target Reward
           --------------------------------------------------- -----------------
           Charles S. Johnson, President and CEO                    $390,600
           --------------------------------------------------- -----------------
           --------------------------------------------------- -----------------
           Jerry L. Chicoine, Senior Vice President                 $164,500
           --------------------------------------------------- -----------------
           --------------------------------------------------- -----------------
           John D. James, Senior Vice President                     $129,250
           --------------------------------------------------- -----------------
           --------------------------------------------------- -----------------
           Richard L. McConnell, Senior Vice President              $131,600
           --------------------------------------------------- -----------------
           --------------------------------------------------- -----------------
           All 20 Executive Officers (including those listed      $1,756,053
           above)
           --------------------------------------------------- -----------------
           --------------------------------------------------- -----------------
           Directors who are not employees                                 0
           --------------------------------------------------- -----------------
           --------------------------------------------------- -----------------
           All employees other than Executive Officers            $5,342,955
           --------------------------------------------------- -----------------

* Thomas N. Urban, who was the CEO for fiscal 1995 has retired as an Executive Officer and therefore will not be entitled to benefits under the Performance-Based Reward Program.

Compensation   Committee   Certification.   Before  any  reward  is  paid,   the
Compensation   Committee   will  certify   that  the   material   terms  of  the
Performance-Based Reward Program were satisfied.

Change in Control. In the event of an Involuntary Termination as defined in the Performance-Based Reward Program (including leaving for Stated Good Reason as defined in the Performance-Based Reward Program), a participant will be entitled to a prorata benefit. For purposes of the Performance-Based Reward Program, "Change in Control" means an acquisition by any person of 25% or more of any class of voting securities of the Company or election of 25% or more of the Board of Directors without recommendation from the Board.

Administration, Amendment and Termination. The Performance-Based Reward Program shall be administered by the Compensation Committee or any successor committee, (the "Committee"). The Committee shall have authority to make all the determinations required under the Performance-Based Reward Program. The Committee may delegate its authority as it relates to a participant who is not an Executive Officer to an Executive Officer. The Performance-Based Reward Program at any time may be amended prior to the Fiscal Year by the Board of Directors without shareholder approval except as required by law. The Board of Directors may terminate the Performance-Based Reward Program at any time. After a Change in Control, any termination or amendment will not apply to the Fiscal Year in which such change was adopted or earlier Fiscal Year. No change the one year prior to or after a Change in Control will affect benefits paid upon an Involuntary Termination after a Change in Control.

Effective  Date  and  Duration.   If  shareholder  approval  is  obtained,   the
Performance-Based Reward Program will be effective September 1, 1995. It will continue until terminated by the Board of Directors.


Proposal 3: Approval of the Restricted Stock Plan-Performance-Based


Purpose. The intent of the Performance-Based Restricted Stock Program is to do the following: 1) align the interest of Executive Officers and other participants with the long-term interest of shareholders through the ownership and retention of common stock; and 2) focus management efforts on the Company's long term earning per share ("EPS") Growth goal and to reward results achieved in relation to this goal.

Eligibility. Full time regular employees on the U.S. or Canadian payroll in pay bands I-III (inclusive) and lower pay bands with appropriate approval and those employees of the Company or its subsidiaries or affiliates, including those officers not on the U.S. or Canadian payroll, approved by the Compensation Committee are eligible under the Performance-Based Restricted Stock Program (currently approximately 230 employees are in the Performance-Based Restricted Stock Plan). Job factors such as the following may be considered in establishing an appropriate pay band for an employee's position: 1) complexity, 2) impact ,
3) knowledge, skill and competencies, and 4) experience. In addition, the employee must be eligible not only on the last day of the Fiscal Year but also on the date of the grant unless his employment terminates in the interim because of normal retirement, total and permanent disability, death, or with Compensation Committee approval, early retirement. Prior to the beginning of the fiscal year, the Compensation Committee may adjust which pay band an employee must be in to be eligible. Pay bands may be further divided or consolidated if necessary. All Executive Officers will be eligible.


Goals. Rewards will be based on the Three Year EPS Growth Percentage relative to target goal as established below. EPS means the after tax earnings per share of the weighted average daily stock outstanding without giving effect to the dilutive impact of outstanding options. The Three Year EPS Growth will be adjusted to remove the impact of unusual or nonrecurring events. Because this is a new plan, the rewards for the first two years will be based upon the EPS Growth Percentage for one and two years respectively.


Overview. Rewards are based upon a multiple of a participant's target percentage of base salary. The multiple is based upon three year EPS growth. The multiple will be less than 1 when performance is less than target; 1 when performance equals target; and greater than 1 when performance exceeds target. The target percentage is based upon the person's pay band.

An example of the formula used to calculate performance-based reward will illustrate this objective performance-based formula. It assumes that the Three Year EPS Growth target is met (EPS, excluding unusual and nonrecurring events, for the three years ended at the end of Fiscal Year 1996 is 6.71). The following reward would be obtained:

     EPS Growth              Pay Band             Executive's         Value of Restricted
     Multiplier    x         Target %        x    Base Salary    =    Stock Grant


          1        x         50%             x     200,000  =          $100,000

Establishment of Targets and Three Year EPS Growth. The target Three Year EPS Growth is an annualized 12-14% growth which is consistent with the Company's goal of double digit EPS over time.

The target Three Year EPS Growth and Three Year EPS Growth Percentage are calculated by using Fiscal Year 1995 EPS as the base EPS. This Three Year EPS calculation is consistent with the Company's long range planning process and the long term nature of its business. See below for current Three Year EPS Growth Percentage that corresponds to a given three year total of EPS.

                            Three Year EPS Growth Percentage and Multiplier Table*
                            --------------------------------------------------------
                                                           Three Year Total EPS

                            3 Year
                             EPS
                           Growth
                              %
                               **     MULTIPLIER ***   1994- 199- 1996- 1997- 1998-
                                                       1996  1997 1998  1999  2000
                            --------------------------------------------------------
                            --------------------------------------------------------

                               0%          0.00        6.43  6.48 6.48  6.48  6.48
                            --------------------------------------------------------
                            --------------------------------------------------------
                               1%          0.08        6.45  6.55 6.61  6.68  6.74
                            --------------------------------------------------------
                            --------------------------------------------------------
                               2%          0.17        6.47  6.61 6.74  6.88  7.02
                            --------------------------------------------------------
                            --------------------------------------------------------
                               3%          0.25        6.49  6.68 6.88  7.08  7.30
                            --------------------------------------------------------
                            --------------------------------------------------------
                               4%          0.33        6.52  6.74 7.01  7.29  7.58
                            --------------------------------------------------------
                            --------------------------------------------------------
                               5%          0.42        6.54  6.81 7.15  7.51  7.88
                            --------------------------------------------------------
                            --------------------------------------------------------
                               6%          0.50        6.56  6.88 7.29  7.73  8.19
                            --------------------------------------------------------
                            --------------------------------------------------------
                               7%          0.58        6.58  6.94 7.43  7.95  8.51
                            --------------------------------------------------------
                            --------------------------------------------------------
                               8%          0.67        6.60  7.01 7.57  8.18  8.83
                            --------------------------------------------------------
                            --------------------------------------------------------
                               9%          0.75        6.62  7.08 7.72  8.41  9.17
                            --------------------------------------------------------
                            --------------------------------------------------------
                              10%          0.83        6.65  7.15 7.86  8.65  9.52
                            --------------------------------------------------------
                            --------------------------------------------------------
                              11%          0.92        6.67  7.22 8.01  8.89  9.87
                            --------------------------------------------------------
                            --------------------------------------------------------
                              12%          1.00        6.69  7.29 8.16  9.14  10.24
                            --------------------------------------------------------
                            --------------------------------------------------------
                   Target     13%          1.00        6.71  7.36 8.32  9.40  10.62
                            --------------------------------------------------------
                            --------------------------------------------------------
                   Range      14%          1.00        6.73  7.43 8.47  9.66  11.01
                            --------------------------------------------------------
                            --------------------------------------------------------
                              15%          1.25        6.75  7.50 8.63  9.92  11.41
                            --------------------------------------------------------
                            --------------------------------------------------------
                              16%          1.40        6.78  7.57 8.78  10.19 11.82
                            --------------------------------------------------------
                            --------------------------------------------------------
                              17%          1.55        6.80  7.64 8.94  10.46 12.24
                            --------------------------------------------------------
                            --------------------------------------------------------
                              18%          1.70        6.82  7.72 9.11  10.74 12.68
                            --------------------------------------------------------
                            --------------------------------------------------------
                              19%          1.85        6.84  7.79 9.27  11.03 13.13
                            --------------------------------------------------------
                            --------------------------------------------------------
                              20%          2.00        6.86  7.86 9.43  11.32 13.59
                            --------------------------------------------------------
                            --------------------------------------------------------
                              21%          2.05        6.88  7.94 9.60  11.62 14.06
                            --------------------------------------------------------
                            --------------------------------------------------------
                              22%          2.10        6.91  8.01 9.77  11.92 14.55
                            --------------------------------------------------------
                            --------------------------------------------------------
                              23%          2.15        6.93  8.08 9.94  12.23 15.04
                            --------------------------------------------------------
                            --------------------------------------------------------
                              24%          2.20        6.95  8.16 10.12 12.55 15.56
                            --------------------------------------------------------
                            --------------------------------------------------------
                              25%          2.25        6.97  8.24 10.29 12.87 16.08
                            --------------------------------------------------------

* Points beyond 25% will be determined by using the same methodology in calculating the table entries.
** The Three Year EPS Growth Percentage will be determined as follows: add the EPS for three years (the most recently completed Fiscal Year and two prior Fiscal Years) (This becomes the "Three Year Total EPS"). Total EPS is then compared to the Three Year EPS Growth Percentage. The Three Year EPS Growth percentage is determined assuming a specific EPS Growth percentage was achieved since Fiscal Year 1995. Because this is a new plan, the rewards for the first two years will be calculated using actual EPS, net of unusual events, for 1994 and 1995.
*** The Multiplier is explained below in the reward calculation in the section title "Reward Calculation".

For example: if the EPS in 1996 is 2.65, in 1997, 2.90, and in 1998, 3.08, the Three Year EPS is 8.63. Under the current table the EPS Growth Percentage is 15% and the multiplier is 1.25.

As a result of the method of calculation, following a period of above target EPS Growth, the Three Year EPS Growth may be minimal or negative but targets may be met. The Three Year EPS target may be met because the annualized EPS Growth rate is 12-14% over time. The opposite may result. Following a period of below target EPS Growth, the Three Year EPS Growth may exceed 12-14% but target may not be met.

Prior to the Fiscal Year or within the first 90 days of the Fiscal Year ("Prior to the Fiscal Year") the Committee has the discretion to modify target levels.

Target Percent. For each pay band or subset thereof, a percent is established which will be used in the calculation of the reward. The following table sets forth the percent of base salary used in the reward calculation for the Chief Executive Officer and plan participants in pay bands I-III ("Pay Band Target Percent").


                                                       Pay Band
                                     Pay Band       Target Percent
                                   ---------------- --------------------

                                       CEO              75%
                                       I                60%
                                       II               45-50%*
                                       III              25-40%*

*The exact Pay Band Target Percent for each subset will be determined "Prior to the Fiscal Year".

The Pay Band Target Percents may be modified by the Compensation Committee "Prior to the Fiscal Year." If a key management employee moves from one pay band or subset thereof to another in the Fiscal Year, the Target Percent for an individual will be adjusted prorata for the subset of year in each pay band.

Reward Calculation. The Pay Band Target Percent is multiplied by a Three Year EPS Growth multiplier (see the table in the section titled "Establishment of Targets and Three Year EPS Growth") multiplied by the individual's base salary as of the fiscal year-end to arrive at the value of a participant's reward. The Three Year EPS Growth multiplier increases when the Three Year EPS Growth Percentage increases. A prorata adjustment will be made for a participant that is eligible at the end of the Fiscal Year but not for the entire Fiscal Year.

Shares of Restricted Stock equal in value to the amount calculated above will be granted under the Performance-Based Restricted Stock Program. The grants will be made following the fiscal year-end. The value of the Restricted Stock will be determined without regard to any restrictions on transfer.

"Prior to the Fiscal Year", the Committee has the discretion to modify the Three Year EPS Growth multiplier.

Maximum Reward. In no event will the maximum value at the date of grant, without regard to any restrictions, of a reward to an employee under the Performance-Based Restricted Stock Program, exceed 3 million dollars. Performance would need to substantially exceed target levels for any employee to achieve such a reward with current and anticipated base salary levels.

Rewards Granted if Target Levels are Met. The following table sets forth the approximate dollar value and the approximate number of shares that would be granted for fiscal year 1996 if target levels are met:

           -------------------------------------------------- ------------------ -----------------
                                                                 Approximate     Approximate No.
                          Name and Position*                   Dollar Value**      of Shares***
           -------------------------------------------------- ------------------ -----------------

           Charles S. Johnson, President and CEO                 $472,500             10,988
           -------------------------------------------------- ------------------ -----------------
           -------------------------------------------------- ------------------ -----------------
           Jerry L. Chicoine, Senior Vice President              $210,000              4,884
           -------------------------------------------------- ------------------ -----------------
           -------------------------------------------------- ------------------ -----------------
           John D. James, Senior Vice President                  $165,000              3,837
           -------------------------------------------------- ------------------ -----------------
           -------------------------------------------------- ------------------ -----------------
           Richard L. McConnell, Senior Vice President           $168,000              3,907
           -------------------------------------------------- ------------------ -----------------
           -------------------------------------------------- ------------------ -----------------
           All 20 Executive Officers (including those          $2,204,617             51,270
           listed above)
           -------------------------------------------------- ------------------ -----------------
           -------------------------------------------------- ------------------ -----------------
           Directors who are not employees                              0                  0
           -------------------------------------------------- ------------------ -----------------
           -------------------------------------------------- ------------------ -----------------
           All employees other than Executive Officers         $5,747,756            133,669
           -------------------------------------------------- ------------------ -----------------

* Thomas N. Urban, who was the CEO for fiscal 1995 has retired as an Executive Officer and therefore will not be entitled to benefits under the Performance-Based Restricted Stock Program.
**   The Restricted Stock is valued without regard to restrictions on transfer.
*** Based on 1995 fiscal year-end market price. The actual shares are not granted until after year-end and will be based upon the actual fair market value at the date of grant.

Compensation   Committee   Certification.   Before  any  reward  is  paid,   the
Compensation   Committee   will  certify   that  the   material   terms  of  the
Performance-Based Restricted Stock Program were satisfied.


Shares Available. The number of shares of Common Stock which may be granted under the Performance-Based Restricted Stock Program is 1,750,000 shares. There is no restriction on the number of shares that may be granted to any employee, except as set forth above in "Maximum Reward", or the number of times an employee may receive an award of Restricted Stock. The number of shares will be adjusted as necessary for stock dividends, stock splits, recapitalization, or similar changes affecting the Company's stock. Shares granted under the Performance-Based Restricted Stock Program may consist, in whole or in part, of authorized but unissued shares of stock or of shares reacquired by the Company, whether on the open market or otherwise, including shares previously granted under the Performance-Based Restricted Stock Program and reacquired pursuant to forfeiture restrictions imposed.


Terms and Conditions of Awards. Under the Performance-Based Restricted Stock Program, the Compensation Committee will have discretion to determine the restrictions or other limitations of the individual awards of Restricted Stock granted under the Performance-Based Restricted Stock Program, which will be made by means of a Restricted Stock Agreement between the Company and the participant. The restrictions on the shares will terminate at such time(s) as may be prescribed by the Compensation Committee, subject to any forfeiture conditions which the Compensation Committee may choose to impose, such as continued employment for a specified period of time. Any transfer of the shares will be prohibited until such restrictions have terminated. It is presently anticipated that shares will be granted under agreement providing that 100% of the shares awarded would vest at one time after a five (5) year period of employment following the grant, although the terms of any restricted stock agreements may vary. Other conditions to the vesting of shares may be imposed in the discretion of the Compensation Committee. In the event a participant's employment with the Company terminates prior to the removal of any restrictions on the shares for any reason other than normal retirement, death, total and permanent disability or, if accepted and approved by the Compensation Committee, early retirement, then any shares still subject to restrictions at the date of termination shall automatically be forfeited. In the event that a participant's employment with the Company terminates because of normal retirement, death, total and permanent disability or if accepted and approved by the Compensation Committee, early retirement, or when the Compensation Committee deems it appropriate, unsatisfied vesting conditions would be waived by the Company.
Participants will not be required to pay any cash consideration for shares awarded under the Performance-Based Restricted Stock Program.

Voting and Dividend Rights. Participants holding shares of Restricted Stock will have full voting rights on such shares and also will have full dividend rights, with any such dividends being paid currently. If any dividends are paid in shares of the Company's stock, the dividend shares will be subject to the same restrictions as the shares of Restricted Stock which are the basis for the dividend.

Change in Control. In the event of an Involuntary Termination following a Change in Control, as defined in the Performance-Based Restricted Stock Program (including leaving for Stated Good Reason as defined in the Performance-Based Restricted Stock Program) a participant will be entitled to a prorata benefit. In addition, all outstanding restricted stock will vest upon a Change in Control. For purposes of the Performance-Based Restricted Stock Program, "Change in Control" means an acquisition by any person of 25% or more of any class of voting securities of the Company or election of 25% or more of the Board of Directors without recommendation from the Board.

Administration, Amendment and Termination. The Performance-Based Restricted Stock Program shall be administered by the Compensation Committee or any successor committee, (the "Committee"). The Committee shall have authority to make all the determinations required under the Performance-Based Restricted Stock Program . The Committee may delegate its authority as it relates to a participant who is not an Executive Officer to an Executive Officer. The Performance-Based Restricted Stock Program at any time may be amended prior to the Fiscal Year by the Board of Directors without shareholder approval except as required by law. The Board of Directors may terminate the Performance-Based Restricted Stock Program at any time. After a Change in Control any termination or amendment will not apply to the Fiscal Year in which such amendment was adopted or earlier Fiscal Year. No change the one year prior to or after a Change in Control will affect prorata benefits paid upon an Involuntary Termination after a Change in Control.

Effective  Date  and  Duration.   If  shareholder  approval  is  obtained,   the
Performance-Based Restricted Stock Program will be effective September 1, 1995. It will continue until terminated by the Board of Directors.

Withholdings and Tax Consequences. The Company may require, as a condition to any grant or to the release of any restrictions, security interest or escrow thereunder, that the participant pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant, vesting or delivery of restricted stock. The Compensation Committee, in its sole discretion, may permit participants to pay such taxes a) through the withholding of Restricted Stock otherwise deliverable to such participant in connection with such vesting or delivery or b) the delivery to the Company of shares of Company stock otherwise acquired by the Participant.

Under Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), participants who do not elect alternative tax treatment will be taxed at ordinary income tax rates on the fair market value of their shares of Restricted Stock at the time all restrictions lapse. Any dividends paid in cash on the shares will be taxed as ordinary income at the time paid. The Company will receive a tax deduction equal to the fair market value of the Restricted Stock at the time all restrictions lapse.

Under Section 83(b) of the Code, participants may elect to be taxed on the value of the Restricted Stock at the time such shares are granted instead of when the restrictions on the shares lapse. If this election is made, the participant is taxed on the value of the stock at the time it is granted at ordinary income tax rates. Dividends paid on the Restricted Stock would be taxed as ordinary dividend income. If the Section 83(b) election is made, the Company may take a tax deduction in the year the stock is granted equal to the fair market value of the stock at date of grant. The election referred to above is made at the discretion of the participant, but must be made within thirty (30) days of the award of Restricted Stock, with notice to the Company if such election is made.

Registration. It is the Company's current intent to register the shares with the Securities and Exchange Commission on Form S-8.

Proposal 4: Approval of the Stock Option Plan

Purpose. The intent of the Stock Option Plan is to assure that executives and other key employees have a substantial interest in the long-term success of the Company and to give such employees the long-term perspective required in an industry in which it takes several years to develop a product. The intent is also to align the interests of such employees with the long-term interests of shareholders.


Pay for performance is a key component of the Company's compensation philosophy. In accordance with this philosophy and the Company's long-term focus, a greater emphasis will be placed on performance and long-term compensation. This increased emphasis is reflected in the Stock Option Plan described in this section. Consistent with the Company's long-term focus, it is currently anticipated that Options will be granted only once every five years to an eligible employee.


      Participation. Participation in the Plan is limited to Executive Officers and those other key employees of the Company and its subsidiaries selected by the Compensation Committee. Directors who are officers of the Company shall be eligible to participate in the Plan. No Director who is not an officer of the Company and no member of the Compensation Committee shall be eligible to participate in the Plan. Currently only the Executive Officers (20 individuals) of the Company have been granted stock options under the Stock Option Plan (such grants are subject to shareholder approval of the Stock Option Plan).

Grants. The Compensation Committee may from time to time grant to participants stock options ("Options") for such number of shares of Common Stock, $1 par value of the Company ("Shares") as the Compensation Committee shall determine in its sole discretion (such individuals to whom grants are made being herein called "Optionees"). The Options granted shall take the form as the Compensation Committee shall determine, subject to the general terms and conditions described herein.

Exercise Price. The exercise price shall not be less than 100% of the fair market value of the Shares on the date the Option is granted.

Exercise. Options may be exercised in whole or in part upon payment of the exercise price of the Shares to be acquired. Payment shall be made in cash or, in the discretion of the Compensation Committee, in Shares previously acquired by the Optionee or a combination of cash and such shares of Common Stock. In addition, Options may be exercised in whole or in part upon delivery to the Company of an irrevocable written notice of exercise with irrevocable instructions to a broker-dealer to sell (or margin) some or all of the Shares and deliver sale (or margin loan) proceeds directly to the Company to pay the exercise price and withholding taxes (this feature is referred to herein as the "Brokerage Exercise Feature").

Terms of Options. The term during which each Option may be exercised shall be determined by the Compensation Committee, but in no event shall an option be exercisable in whole or in part in less than one year unless accelerated as set forth herein or, more than ten years and one day from the date it is granted.

All rights to purchase shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirement as is designated by the Committee. The Committee may accelerate the time at which any option may be exercised in whole or in part. The Optionee shall not be entitled to any voting rights on any stock represented by outstanding Options.

Termination of Employment. If an Optionee ceases to be an employee of the Company due to Normal Retirement (age 65 or later), death or total and permanent disability: a) each of the Optionee's unvested and unexpired Options shall become fully vested, and b) each of the Optionee's exercisable Options (including those Options vested in clause a of this paragraph) shall only remain exercisable for, and shall otherwise terminate at the end of, a period of five years or for such other period as the Committee determines in its sole discretion from the date of termination of employment.

If an Optionee ceases to be an employee of the Company upon the occurrence of his or her early retirement (age 55 or when the employee has at least five years of service): a) the Committee in its sole discretion may vest all or a portion of the Optionee's options, b) each of the Optionee's exercisable Options vested in clause a of this paragraph shall only remain exercisable for, and shall otherwise terminate at the end of a period determined by the Committee in its sole discretion, and b) each of the Optionee's exercisable Options (excluding those Options vested in clause a of this paragraph) shall only remain exercisable for, and shall otherwise terminate at the end of a period of 1 year or for such other period as the Committee determines in its sole discretion after the date of Early Retirement.

If an Optionee ceases to be an employee of the Company due to Termination for Cause, each of the Optionee's Options (including both vested and unvested options) shall be forfeited.

If an Optionee ceases to be a full time employee of the Company for any reason other than death, Disability, Normal or Early Retirement or Termination for Cause, each of the Optionee's then exercisable Options shall only remain exercisable for, and shall otherwise terminate at the end of a period of 90 days or for such other period as the Committee determines in its sole discretion after the date of termination of employment. All of Optionee's Options that were not exercisable on the date of such termination shall be forfeited.

Notwithstanding anything to the contrary herein, if a participant ceases to be a full time employee of the Company or any subsidiary, for any reason other than Termination for Cause, the Compensation Committee at its sole discretion a) may accelerate the vesting of any unvested Option so that it will become fully vested and exercisable as of the date of such participant's termination of employment and b) may establish a period for which any exercisable Option (including those Options vested in clause a of this paragraph) shall remain exercisable.

Notwithstanding what is stated in this section, an Option is not exercisable after its expiration date established by the Compensation Committee as described under "Terms of Options".

Change in Control. If there is a Change in Control of the Company, there will be an automatic acceleration of the vesting of any outstanding Option so that it will become fully vested and exercisable immediately prior to the Change in Control and shall remain exercisable until its expiration date established by the Compensation Committee. "Change in Control" means an acquisition by any person of 25% or more of any class of voting securities of the Company or election of 25% or more of the Board of Directors without recommendation from the Board.

Competition. Notwithstanding anything stated above, unless an Optionee receives explicit written consent to do so from the Company, if the Optionee engages in Competition, as defined in the Stock Option Plan, each of the Optionee's Options (including both vested and unvested options) are forfeited.

Options Granted Under the Stock Option Plan. The following table sets forth the number of shares underlying the Stock Options and the estimated dollar value of such options granted under the Stock Option Plan in September 1995. These options cannot be exercised until, and will be void unless, shareholder approval of the Stock Option Plan is obtained. Although many other companies grant stock options annually it is currently anticipated that Options will be granted only once every five years to an eligible employee because of the long term nature of the seed business.

        --------------------------------------------------- ----------------- -------------------
                        Name and Position*                  No. of Shares**    Dollar Value***
        --------------------------------------------------- ----------------- -------------------


        Charles S. Johnson, President and CEO                   304,000         $4,526,560
        --------------------------------------------------- ----------------- -------------------
        --------------------------------------------------- ----------------- -------------------
        Jerry L. Chicoine, Senior Vice President                103,000         $1,533,670
        --------------------------------------------------- ----------------- -------------------
        --------------------------------------------------- ----------------- -------------------
        John D. James, Senior Vice President                    103,000         $1,533,670
        --------------------------------------------------- ----------------- -------------------
        --------------------------------------------------- ----------------- -------------------
        Richard L. McConnell, Senior Vice President             103,000         $1,533,670
        --------------------------------------------------- ----------------- -------------------
        --------------------------------------------------- ----------------- -------------------
        All 20 Executive Officers (including those listed       973,000        $14,487,970
        above)
        --------------------------------------------------- ----------------- -------------------
        --------------------------------------------------- ----------------- -------------------
        Directors who are not employees                               0                  0
        --------------------------------------------------- ----------------- -------------------
        --------------------------------------------------- ----------------- -------------------
        All employees other than Executive Officers                   0                  0
        --------------------------------------------------- ----------------- -------------------

* Thomas N. Urban, who was the CEO for fiscal 1995 has retired as an Executive Officer and therefore will not be entitled to benefits under the Stock Option Plan.
** The Options granted in September of 1995 will not fully vest until five years after the grant (1/3 of the options will vest after each of years 3, 4 and 5). All options will be granted with exercise price at least equal to the fair market value of the underlying stock at the date of grant. This strategy of granting and vesting will focus officers and key employees on the long-term success of the Company. The value of options granted under the Stock Option Plan in 1995 is designed to place total compensation in the targeted range, as described in the Section titled "Compensation Committee Report on Executive Compensation," for participating executives.
*** Value of $14.89 per share underlying the option is derived through application of the Black-Scholes option pricing model calculated as of the date of grant. The actual value, if any, an officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by the named individual will be at or near the value estimated by the Black-Scholes model. Performance resulting in the creation of shareholder value will be the key to the actual value realized.

Shares Available. The number of Shares that may be issued pursuant to the Stock Option Plan is 3,000,000. The Shares issued pursuant to the Stock Option Plan may consist, in whole or in part, of authorized but unissued shares of stock or of Shares reacquired by the Company, whether on the open market or otherwise. If, at any time, any Option expires or terminates unexercised or fails to vest, such unpurchased Shares shall thereafter be available for further grants under the Plan.

Maximum. The maximum number of shares with respect to which stock options may be granted to any single individual in any period covering five consecutive Plan Years shall not exceed 500,000 shares.

Administration. The Stock Option Plan shall be administered by the Compensation Committee or any successor Committee, ("the Committee"). The Committee shall have authority to make all determination required under the Stock Option Plan. The Committee may delegate its authority as it relates to a participant who is not an Executive Officer to an Executive Officer.

Adjustments. In the event of any change in the outstanding shares of stock of the Corporation by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, or exchange of shares or other similar corporate change, the Committee in its sole discretion shall make such adjustments as it deems appropriate in the aggregate number and kind of shares issuable under the Plan, in the number and kind of shares covered by grants made under the Plan, and in the exercise price of outstanding Options, and such determination shall be conclusive. In the event of any liquidation, dissolution, merger, consolidation or other reorganization ("Transaction"), the Options shall continue in effect except following a Transaction each Optionee shall be entitled to receive in respect of each share subject to the outstanding Options upon the exercise of any option the same stock, security or other consideration that each holder of a share was entitled to receive in respect of a share. After the Distribution Date as defined in the Rights Agreement between Pioneer Hi-Bred International, Inc. and the First National Bank of Boston as Rights Agent, the Committee will make adjustments to avoid the dilutive impact of the exercise of rights or the exchange of rights pursuant to such agreement.

Effective Date and Duration. If shareholder approval is obtained, the Stock Option Plan will be effective September 1, 1995. It will continue until terminated by the Board of Directors.

Amendment and Termination of the Stock Option Plan. This Stock Option Plan may be amended by the Board, without shareholder approval except as otherwise required by the law. The Company reserves the right to terminate the Stock Option Plan at any time by action of the Board. Neither amendment nor termination of this Stock Option Plan shall affect any outstanding Options. However, with the consent of the grantee affected thereby, the Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such grant as so modified or amended, including without limitation to change the date or dates as of which an option becomes exercisable without limitation.

Withholding and Tax Consequences. The Company may require, as a condition to any grant under the Stock Option Plan or to the delivery of certificates for shares issued hereunder, that the Optionee pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant, vesting, exercise or any delivery of shares or Options. The Compensation Committee, in its sole discretion, may permit Participants to pay such taxes through a) the withholding of shares otherwise deliverable to such Participant in connection with the exercise of the Option, or b) the delivery to the Company of Shares otherwise acquired by the Participant. In addition, the Brokerage Exercise Feature may be used to pay the withholding taxes.

Generally, under the current federal income tax laws (a) no income is realized by the Optionee at the time the Option is granted, (b) upon exercise of the Option, the Optionee realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the exercise price paid for the Shares, and the Company is entitled to a tax deduction in the amount of ordinary income realized, and (c) upon disposition of the Shares received upon the exercise of the Option, the Optionee recognizes, as either short-term or long-term capital gain (or loss), depending upon the length of time that the Optionee has held the Shares, income (or loss) equal to the difference between the amount realized and the fair market value of the shares on the date of exercise.

Registration. It is the Company's current intent to register the shares with the Securities and Exchange Commission on Form S-8 .

                                PROPOSALS 5 AND 6
                                 INDEMNIFICATION

Overview. In recent years, there has been an increase in the amount of litigation seeking to impose liability on Directors and officers of publicly-held corporations. The costs of defending or settling these actions, whether or not they are well founded, may be substantial and in excess of the financial capabilities of Directors, officers and employees named as defendants. No Director or officers have been in the recent past, are, or are threatened to be, defendants in litigation concerning their actions on behalf of the Company.

Although the Company has not experienced difficulty in attracting and retaining Directors and officers in the past, the Board of Directors of the Company believes that the continued success of the Company in attracting and retaining qualified Directors, officers, and employees, is dependent, at least in part, on the Company's ability to be competitive with other corporations which have adopted arrangements providing Directors, officers and employees with the maximum possible protection from personal financial risks. This protection includes insurance, if available on a reasonable basis, as well as the maximum indemnification permitted under applicable law. The Company presently maintains policies of Directors' and officers' liability insurance. However, there is no assurance that such coverage will continue to be available with such breadth of coverage as the Company deems advisable and at reasonable premium cost.
Accordingly, the Board of Directors believes that it serves the Company's interests to supplement any coverage which the Company may maintain in the future by agreeing to indemnify any Directors, officers and employees to the fullest extent permitted under applicable law.

The Company currently has indemnification provisions in its Articles of Incorporation (the "Articles") and its Bylaws. The Company, in addition, has entered into indemnification agreements with its Directors and officers and is authorized to enter into agreements with its Directors and others in the future. Such agreements were approved by the shareholders in 1989.

However, the Articles are inconsistent with the Bylaws, the indemnification agreements, the maximum protection allowed by law and the practice of other companies.


To remove this inconsistency, the Company proposes that Article VII of the Articles regarding indemnification which is attached as Exhibit B be deleted. The Company will provide indemnification as a matter of right under the Bylaws to the fullest extent allowed by law as the law exists or may thereafter be amended (but only to the extent greater protection is permitted) (such provision is attached as Exhibit C). No Shareholder action is sought for the Bylaw provision.



The Board of Directors and shareholders have previously authorized the Company to enter into indemnification agreements with its Directors and officers. In connection with deleting Article VII of the Articles, the Company also believes it is appropriate to seek ratification and approval of indemnification agreements substantially in the form attached to this Proxy Statement as Exhibit D (collectively "the Indemnification Agreements") and to authorize substantially similar agreements in the future with the Directors and officers of the Company. Shareholder approval of the Indemnification Agreements is not required by law or by the terms of the Indemnification Agreements. The Directors recognize that they have a personal interest in having proposals 5 and 6 approved. In view of this personal interest, the Directors have elected to again submit the Indemnification Agreements to the shareholders for approval and ratification. If the Indemnification Agreements are approved by shareholders, they will not be void or voidable and the Company's shareholders may not later assert a claim that the Indemnification Agreements are invalid due to improper authorization; however, the shareholders may be able to challenge the validity of the Indemnification agreements on other grounds.


The Bylaws and the Indemnification Agreements may be amended, altered or repealed without shareholder approval. The Board of Directors reserves the right to enter into a different form of indemnification agreement, or adopt different Bylaws if, as a result of the Company's experience in administering the provisions or for any other reason, the Board of Directors considers it desirable to do so.


If one of the two proposals, but not both, are adopted the Company will implement the adopted proposal. If Proposal 5 to remove Article VII of the Articles is adopted and Proposal 6 regarding the Indemnification Agreements is not adopted, the Company will amend the Articles and will reconsider the implementation of such agreements. If Proposal 5 is not adopted but Proposal 6 is adopted, the Company will implement the Indemnification Agreements. In such case, the Company will not amend the Articles because shareholder approval is required to amend the Articles.

Iowa Business Corporation Act. The Company is subject to the Iowa Business Corporation Act (the "Act") which provides for or permits indemnification of Directors and officers in certain situations. Unless limited by its Articles of Incorporation, indemnification is mandatory for a Director or an Officer (not an employee) who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the Director or officer was a party because such person is or was a Director or officer of the corporation against reasonable expenses incurred by the Director or officer in connection with the proceeding. In addition, unless the Articles of Incorporation provide otherwise, a Director or officer may apply for limited court ordered indemnification if certain standards are met.

The Act by its terms expressly permits indemnification where a Director, officer, employee or agent acted in good faith and in a manner such person reasonably believed to be in (if acting in its official capacity), or not opposed to, the Company's best interests, and, in a criminal action, if such person had no reasonable cause to believe that his or her conduct was unlawful. No indemnification is permitted in connection with a proceeding by or in the right of a corporation in which the person was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the Director, whether or not involving action in an official capacity, in which the person was adjudged liable on the basis that personal benefit was improperly received.

The Act also permits advancement of expenses to a Director, officer, employees or agents upon 1) receipt of an undertaking by such to repay all amounts advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation; 2) the person furnishes the corporation a written affirmation of the person's good faith believes he or she has met the applicable standard or conduct; or 3) determination is made that the facts then known to those making the determination would not preclude indemnification.

Generally, the above provisions of the Act are permissive in nature. The only indemnification requirement imposed by the Act is that a Company must indemnify a Director or officer against reasonable expenses incurred in connection with the successful defense of a proceeding.

The Act specifically provides that, subject to certain limitations, its terms shall not be deemed exclusive of any other right to indemnification to which a Director or officer may be entitled under a corporation's Articles of Incorporation or Bylaws, or any agreement, vote of shareholders or disinterested Directors, or otherwise. However, indemnification cannot be provided in the case of 1) breach of the director's duty of loyalty to the corporation or shareholders; 2) an act or omission not in good faith; 3) an intentional misconduct; 4) a knowing violation of the law; 5) a transaction from which the person seeking indemnification derives an improper personal benefit; 6) liability for certain unlawful distributions; and 7) the person being adjudged liable to the corporation in a proceeding by or in the right of the corporation. Indemnification by or in the right of the corporation is limited to reasonable expenses in connection with the proceeding.

THE ABOVE IS A SUMMARY OF THE ACT WHICH THE SHAREHOLDER SHOULD READ AND REVIEW CAREFULLY

Securities and Exchange Commission. In the opinion of the Securities and Exchange Commission, obligations to indemnify Directors and officers against liability under the Securities Act of 1933 and the Securities Exchange Act of 1934 are contrary to public policy and are, therefore, unenforceable absent a contrary decision by a court of appropriate jurisdiction. In the event that a claim for indemnification under the indemnification agreements or Bylaws involving liability under securities laws is asserted by a Director or officer, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and the Securities Exchange Act of 1934.

Current Articles of Incorporation. In the current Articles, indemnification is not provided in the case of negligence, fraud or other civil or criminal misconduct. Current Iowa law generally allows indemnification except as set forth in the last full paragraph of the section titled "Iowa Business Corporation Act ."

The Articles also do not provide for mandatory advancement of cost.

In addition, the Articles require that in the case of settlement that shareholder approval is required. There is no such requirement imposed by Iowa law.


Bylaws. Under the Bylaws and Indemnification Agreements, officers, Directors and employees will be indemnified to the fullest extent permitted by law. Under current Iowa law, indemnification is generally not permitted in the circumstances set forth in the last full paragraph of the section titled "Iowa Business Corporation Act ."


The key terms of the Bylaw provision are the following:

     a) The Company is required to indemnify officers, directors and employees for expenses and liabilities by reason of the fact that such person is or was a director, officer or employee of the Company or while a director, officer or employee of the Company was serving for another entity at the request or with approval of the Company to the fullest extent permitted by law as the law exists or may thereafter be amended (but only to the extent greater protection is permitted). The provision does limit indemnification for proceedings initiated by the indemnitee, except with Company consent, to enforce the indemnification provision;
     b) Mandatory expense advancement is provided upon a promise to repay if it is later determined that the person was not entitled to indemnification;
     c) The following make determinations as to whether the applicable standard was met: 1) the board of directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding , 2) if a quorum cannot be obtained, a committee duly designated by the board of directors, in which designation directors who are parties may participate, consisting solely of two or more directors not at the time parties to the proceeding, 3) special legal counsel or 4) the shareholders;
     d) Partial indemnification is provided if some but not all liabilities and expenses are entitled to indemnification;
     e)   Company consent to settlement is required;
     f) An individual may bring suit to enforce the Bylaw provisions if they are not paid within 60 days after a written claim;
     g) The rights under the Bylaws are nonexclusive of other rights to indemnification;
     h) The Company is authorized to set up trusts for payment of indemnification (the Company does not currently anticipate setting up such a trust);
     i) The Company is authorized to provide insurance (the Company currently has insurance);
     j) The right to indemnification is contractual and cannot be amended retroactively;
     k)   Indemnification  is  provided  for suits to  enforce  the  contractual rights;
     l)   The Company is provided subrogation rights;
     m)   The potential indemnitee must provide notice of proceedings;
     n) The Company is entitled to participate in any suit or to assume the defenses of the indemnitees, with counsel reasonably satisfactory to the indemnitee. Indemnitee shall have the right to employ its own counsel. After the Company assumes defense, fees and expenses of such counsel will be at the expense of the indemnitee unless 1) authorized by the Company; 2) the Company has not employed counsel or cannot in good faith without conflict assume the defense of indemnitee; or 3) the counsel selected by the Company does not in fact assume the defense;
     o) The Company may, by Board of Directors resolution, provide indemnification to officers, directors or employees of other entities not otherwise provided indemnification by the Bylaws. The Company is reviewing which officers, directors and employees of its affiliates it may want to provide indemnification protection;
     p) Indemnification and advancements are provided to an indemnitee for serving as a witness; and
     q) Directors, officers or employees are provided the protection stated above for serving employee benefit plans.

Indemnification Agreements. The Indemnification Agreements are intended to supplement the indemnification provisions of the Bylaws in order to attract and retain qualified Directors and officers. In addition, by seeking shareholder approval for the Indemnification Agreements, conflicts of interest issues are minimized.

The terms of the Indemnification Agreements closely parallel the Bylaws. The Indemnification Agreements require indemnification of and advancement of expenses for Directors and officers to the fullest extent allowed by law as now exist or may be amended, but only to any extent greater protection is provided.

The Indemnification Agreements also set forth a number of procedural and substantive matters which presently are not covered or are covered in less detail in the Bylaws, including the following:

First, each Indemnification Agreement requires that, at the time of any Change in Control, as defined in the Indemnification Agreement, the Company will obtain at its expense and maintain for the duration of the Indemnification Agreement an irrevocable standby letter of credit in the amount of $1,000,000 or more in favor of each person covered by an agreement to secure the obligations of the
Company under the Indemnification Agreement. A person covered by an Indemnification Agreement could draw upon the letter of credit any time after he or she makes a demand upon the Company for payment of a claim for indemnification which is not subsequently paid by the Company. Each letter of credit would provide a person covered by an Indemnification Agreement with the assurance that, notwithstanding the inability of the Company or unwillingness of a new Board of Directors to pay for indemnification under the Indemnification Agreement, the person will have a minimum amount of protection from liability.

Second, the Indemnification Agreements establish a presumption that a person covered by an Indemnification Agreement has met the applicable standard of conduct required for indemnification, and the Company has the burden of proof (by clear and convincing evidence) to overcome such presumption in reaching any contrary determination. The termination of any claim, issue or matter does not adversely affect the right to indemnification or create a presumption that the person did not act in good faith. Reliance on certain information is deemed to be in good faith and knowledge and actions of others is not imputed to the indemnitee. The right of a person covered by an Indemnification Agreement to indemnification under the Indemnification Agreement will be determined by a forum selected by such persons consisting of either : (i) disinterested members of the Board of Directors; (ii) independent legal counsel; or (iii) a panel of three arbitrators. If the Company does not submit the claim to a selected forum within 30 days after notice thereof or if the selected forum fails to reach a decision within 30 days, the person covered by an Indemnification Agreement is automatically deemed to be entitled to indemnification under the Indemnification Agreement.

Third, the Indemnification Agreement does not terminate until the later of 10 years after the person ceases to serve in a capacity covered under the Indemnification Agreement or termination of all proceedings in respect to which the officer or director is granted the right of indemnification.

Fourth, the Indemnification Agreement explicitly states that all dismissals, with or without prejudice, shall be deemed successful defenses if there is no finding indemnitee did not act in good faith.

Fifth, the Indemnification Agreement obligates the Company to use reasonable efforts to purchase and maintain insurance.

Sixth, the Indemnification Agreement prevents suits by or on behalf of the Company against the Indemnitee two years after the person ceases to be a director or officer or serve for the Company.

The Indemnification Agreements does not vary from the old in a material fashion. The new forms will be used for current and new officers and directors. The Indemnification Agreements will be permitted to cover actions occuring before shareholder approval because the new agreement is substantially the same as indemnification agreements previously approved by shareholders.

THE ABOVE SUMMARY DESCRIPTION OF THE CURRENT ARTICLES, THE BYLAWS, AND THE INDEMNIFICATION AGREEMENTS, ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO EXHIBITS B, C, D, RESPECTIVELY, WHICH THE SHAREHOLDERS SHOULD READ AND REVIEW CAREFULLY.

Proposal 5:  Approval of Amendment to the Articles Of Incorporation to Remove
Article VII Regarding Indemnification.

An affirmative vote of a majority of the outstanding votes is required to amend the Articles to remove Article VII indemnification (Proposal 5). The Board of Directors has voted for the amendment. Because of the requirements of the Iowa Business Corporation Act regarding Article amendments and because there is a personal interest, the Board of Directors submits the proposal for shareholder approval without a recommendation.

Proposal 6: Ratification and Approval of the Form of Indemnification Agreement to be Entered Into Between the Company and its Directors and Officers and Approval and Authorization of Substantially Similar Agreements to be Entered Into in the Future.

Votes cast in favor must exceed votes cast against for ratification and approval this Proposal 6. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 6.

                                   PROPOSAL 7
                              APPROVAL OF AUDITORS

The Board of Directors, pursuant to the recommendation of its Audit Committee, engaged KPMG Peat Marwick LLP to audit the Company's financial statements.

Although this appointment is not required to be submitted to a vote of the shareholders, the Board of Directors continues to believe it is appropriate as a matter of policy to request that shareholders ratify the appointment of KPMG Peat Marwick LLP as principal independent auditors. If the shareholders should not ratify the appointment, the Audit Committee will investigate the reasons for shareholder rejection and the Board of Directors will reconsider the appointment. Even if the appointment is ratified, the Board of Directors, in its discretion may direct the appointment of a different independent auditor if the Board of Directors determines that such a change would be in the best interest of the Company and its shareholders.

The Company has been advised that neither KPMG Peat Marwick LLP nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, and has had no material relationship with the Company or its subsidiaries, except as auditors and consultants on accounting procedures, compensation, securities, and tax matters.

A representative from KPMG Peat Marwick LLP will be at the Annual Meeting, will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions during the meeting.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 7.

                          ANNUAL REPORT TO SHAREHOLDERS

The Company's Annual Report to Shareholders for the fiscal year ended August 31, 1995 is enclosed. The Annual Report is not to be regarded as Proxy solicitation material.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

The Board of Directors presently expects that the 1997 Annual Meeting will be held on January 28, 1997. A shareholder intending to present a proposal to the 1997 Annual Meeting and wishing to have such proposal included in the Proxy Statement and form of Proxy to be distributed by the Board of Directors in connection with the 1997 Annual Meeting must submit such proposal in writing to the Secretary, Pioneer Hi-Bred International, Inc., 700 Capital Square, 400 Locust Street, Des Moines, Iowa 50309. Such proposal must be received by the Company at that address no later than September 16, 1996 in order to be included in the Proxy Statement.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             Jerry L. Chicoine, Secretary

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REMINDED TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

                                    EXHIBIT A
                                                                January 12, 1996

                      PROCEDURES FOR DETERMINING CHANGES IN
                      BENEFICIAL OWNERSHIP OF COMMON STOCK

       Effective November 14, 1985, the Articles of Incorporation of Pioneer Hi-Bred International, Inc. (the "Company") were amended (the "Voting Amendment") to provide that, subject to the provisions below, every share of the Company's Common Stock is entitled to five (5) votes per share if it has been beneficially owned continuously by the same holder for a period of 36 consecutive months preceding the record date for the shareholders' meeting. All other shares carry one (1) vote.

       In general, the Voting Amendment provides that a change in beneficial ownership of a share of Common Stock occurs whenever any change occurs in the person or group who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions with respect to such share.

       In the absence of proof to the contrary provided in accordance with the procedures referred to below, a change in beneficial ownership shall be deemed to have occurred whenever a share of Common Stock is transferred of record into the name of any person.

       In the case of a share of Common Stock held of record in the name of a corporation, partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, or in any other name except that of a natural person, if it has not been established pursuant to such procedures that there has been no change in the person or persons who direct the exercise of the powers or rights referred to above with respect to such share of Common Stock during the period of 36 months immediately preceding the date on which a determination is made of the shareholders who are entitled to take any action, then a change in beneficial ownership shall be deemed to have occurred during such period.

       There are several exceptions and qualifications to the terms of the Voting Amendment described above. For a copy of the complete Voting Amendment, please contact the Company at the address listed below.

       Shareholders who hold their shares in "street name" or through any other method specified above are required to submit proof of continued beneficial ownership to the Company in order to be entitled to five (5) votes per share. Such proof must consist of a written certification by the record owner that there has been no change in beneficial ownership (as defined in the Voting Amendment) during the relevant period. The required form for this certification is attached. The Company reserves the right, however, to require evidence in addition to the certification in situations where it reasonably believes an unreported change may have occurred. Proof (including certifications) will be accepted only if it is received by the Tabulating Agent at least five (5) days before the date for the shareholders' meeting.

       The Company will notify shareholders of record who are natural persons, in advance of a shareholders' meeting, of the Company's determination as to the number of shares for which they are entitled to five (5) votes per share and the number of shares for which they are entitled to one (1) vote. This determination will be shown on the Proxy cards for such shareholders. Shareholders of record who disagree with such determination may certify that no change in beneficial ownership has occurred during the relevant period by following the same procedure set out in the previous paragraph for other shareholders.

For Further Information

For further information concerning the Voting Amendment in general, or its applicability to a shareholder's particular circumstances, please contact the
Company:

                Pioneer Hi-Bred International, Inc.
                700 Capital Square, 400 Locust Street
                Des Moines, IA  50309
                Attention: Jerry L. Chicoine, Secretary

                Telephone number:     515-248-4800 or (800)247-5258

                       PIONEER HI-BRED INTERNATIONAL, INC.

                         SHAREHOLDER CERTIFICATION FORM
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       ON
                                FEBRUARY 27, 1996

                    USE ONLY IF YOU CLAIM MORE VOTING RIGHTS
                        THAN INDICATED ON YOUR PROXY CARD

The undersigned certifies that:

     1. Of the _______________ shares of the Company's Common Stock held of record by the undersigned on the close of business on December 29, 1995, ________________ shares have been beneficially owned continuously by the same person since December 29, 1992; and

     2. (Applicable only to shareholders who are natural persons) -- the following is a statement supporting why the undersigned disagrees with the Company's determination of the voting power (as shown on the Proxy card) to which the undersigned is entitled in connection with the Annual Meeting:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

                   Dated: _____________________________________________________

----------------------------------------             -------------------------
(Print Shareholder Name)                             (Print Shareholder Name)

----------------------------------------             -------------------------
Signature of Shareholder(s)                          Signature of Shareholder(s)

Please sign exactly as name appears on the Proxy for the Annual Meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS CERTIFICATION SHOULD BE RETURNED IN THE ENCLOSED POSTAGE PAID ENVELOPE PROVIDED.

                                    Exhibit B

                                   ARTICLE VII

     Each director and officer and each former director and officer of this Corporation and each person who may serve at its request as a director or officer of another corporation in which this Corporation or a subsidiary of this Corporation owns shares of capital stock, or of which it is a creditor, shall be indemnified by this Corporation against all costs and expenses reasonably incurred by him in connection with any action, suit or proceeding in which he is or may be involved by reason of his being, or having been, a director or officer of this Corporation or of such other corporation (whether or not he is a director or officer at the time of incurring such costs and expenses), except with respect to matters as to which he shall be adjudged in any such action, suit or proceeding to be liable by reason of his negligence, fraud or other civil or criminal misconduct in the performance of his duties. In the case of the settlement of any such action, suit or proceeding, he shall be indemnified by this Corporation against the costs and expenses (including any amount paid in settlement to this Corporation or to such other corporation or otherwise) reasonably incurred by him in connection with such action, suit or proceeding (whether or not he is a director or officer at the time of incurring such costs and expenses) if, and only if, the holders of a majority of capital stock of the Corporation represented at any annual meeting or special meeting of such shareholders shall vote to approve such settlement and the reimbursement of such director or officer of such costs or expenses.

     The foregoing rights of indemnification shall apply to the heirs, executors and administrators of any such director or officer, or former director or officer or person and shall not be exclusive of other rights to which any such director or officer or former director or officer or persons (or his heirs, executors or administrators) may be entitled as a matter of law.

                                    Exhibit C

                                 INDEMNIFICATION

        Section 1. Indemnification. The Corporation shall indemnify every person who is or was a party or involved (as a witness or otherwise) or is threatened to be made a party or involved (as a witness or otherwise) (hereafter Indemnitee) in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, formal or informal, and whether or not by or in the right of the Corporation or otherwise (hereafter a "Proceeding"), by reason of the fact that he is or was a director, officer, or employee of the Corporation, or while a director, officer or employee of the Corporation, is or was serving at the request of the Corporation (or such service was approved by the Corporate Management Committee (committee of Executive Officers selected by the President) or successor committee) as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in any such capacity, against expenses (including counsel fees and expenses when incurred) (hereafter "Expenses") and all liability and loss, including judgments, fines (including excise taxes assessed with respect to an employee benefit plan), and penalties and amounts paid or to be paid in settlement (whether with or without court approval) (hereafter "Liabilities"), actually incurred by him in connection with such Proceeding, to the fullest extent permitted by law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment). Notwithstanding anything in this Article to the contrary, except with respect to a proceeding to enforce rights to indemnification or advancement of expenses under this Article , the Corporation shall provide indemnification and advancement of Expenses under this Article to persons seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors.

        Section 2. Advancement of Expenses. The right to indemnification conferred in this Article shall include the right to be paid by the Corporation the Expenses incurred in connection with the proceeding in advance of the final disposition thereof promptly after receipt by the Corporation of a request therefor stating in reasonable detail the Expenses incurred, provided, however, that to the extent required by law, the payment of such Expenses in advance of the final disposition of a proceeding shall be made only upon the Corporation's receipt of an undertaking by or on behalf of such person to repay such amounts if it shall ultimately be determined that he is not entitled to be indemnified under this Article or otherwise (this undertaking need not be secured and must be accepted without reference to the ability to repay).

        Section 3. Determination. Any indemnification, under these Articles (unless ordered by court or as otherwise provided in Section 2 for the advancement of expenses) shall be made by the Corporation upon a determination that the indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (1) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the Proceeding, (2) if a quorum cannot be obtained, by a majority vote of a committee duly designated by the board of directors, in which designation directors who are parties may participate, consisting solely of two or more directors not at the time parties to the proceeding, (3) by special legal counsel selected by the board of directors by vote as set forth in clause "(1) or (2)" of this Section 3, if a quorum of the board of directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full board of directors, in which selection directors who are parties may participate, or (4) by the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding shall not be voted on the determination.

        Section 4. Partial Indemnification. If a person is entitled under this Article to indemnification by the Corporation for some or a portion of Liabilities and Expenses but not, however, for all of the total amounts thereof, the Corporation shall nevertheless indemnify such person for the portion thereof to which he is entitled.

        Section 5. Specific Limitations On Indemnification. Notwithstanding anything in these Bylaws to the contrary, the Corporation shall not be obligated to make any payment under this Article for indemnification for Liabilities and Expenses in connection with Proceedings settled without the consent of the Corporation, which consent, however, shall not be unreasonably withheld.

        Section  6.  Payment  and  Factual   Determinations.   If  a  claim  for
indemnification or advancement of expenses under this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim. The claimant shall also be entitled to be paid the expenses of prosecuting such claim to the extent he is successful in whole or in part on the merits or otherwise in establishing his right to indemnification or to the advancement of expenses.

        Section 7. Other Rights. The right to indemnification, including the right to the advancement of expenses, conferred in this Article shall not be exclusive of any other rights to which a person seeking indemnification or advancement of expenses hereunder may be entitled under any Articles of
Incorporation,   Bylaw,  agreement,   vote  of  shareholders  or  directors,  or
otherwise. Subject to applicable law, to the extent that any rights to indemnification or advancement of expenses of such person under any such Articles of Incorporation, Bylaw, agreement, vote of shareholders or directors, or otherwise, are broader or more favorable to such person, the broader or more favorable rights shall control.

        The Corporation shall have the express authority to enter into such agreements as the Board of Directors deems appropriate for the indemnification of, including the advancement of expenses to, present or future directors, officers, employees and agents of the Corporation in connection with their service to, or status with, the Corporation or any other corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, for whom such person is serving at the request of the Corporation.

        Section 8. Trust. The Corporation may create a fund of any nature which may, but need not, be under the control of a trustee, or otherwise to secure or insure in any manner its indemnification obligations, including its obligation to advance expenses, whether arising under or pursuant to this Article or otherwise.

        Section 9. Insurance. The corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by that individual in that capacity or arising from the individual's status as a director, officer, employee, or agent, whether or not the corporation would have power to indemnify that individual against the same liability.

        Section 10. Contract. The right to indemnification, including the right to advancement of expenses provided herein, shall be a contract right, shall continue as to a person who has ceased to be a director, officer, employee, or to serve in any other of the capacities described in Section 1, and shall inure to the benefit of the heirs, personal representatives, executors and administrators of such person. Notwithstanding any amendment, alteration, or repeal of this Article or any of its provisions or the adoption of any provision inconsistent with this Article or any of its provisions, any person, shall be entitled to indemnification, including the right to the advancement of expenses, in accordance with the provisions hereof with respect to any action taken or omitted prior to such amendment, alteration, or repeal or adoption of such inconsistent provision, except to the extent such amendment, alteration, repeal, or inconsistent provision provides broader rights with respect to indemnification, including the advancement of expenses, than the Corporation was permitted to provide prior to the amendment, alteration, repeal, or the adoption of such inconsistent provision or to the extent otherwise prescribed by law.

        Section 11. Subrogation. In the event of any payment under this Article, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

        Section 12. Notice of Proceedings. Indemnitee agrees promptly to notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder, but Indemnitee's omission to so notify the Corporation shall not relieve the Corporation from any liability which it may have to Indemnitee under this Article unless such omission materially prejudices the rights of the Corporation (including without limitation, the Corporation having lost significant substantive or procedural rights with respect to the defense of any Proceeding). If such omission does materially prejudice the rights of the Corporation, the Corporation shall be relieved from liability under this Article only to the extent of such prejudice; but such omission will not relieve the Corporation from any liability which it may have to Indemnitee otherwise than under this Article.

        Section 13. Defense of Claims. The Corporation will be entitled to participate at its own expense in any Proceeding of which it has notice. The Corporation jointly with any other indemnifying party similarly notified of any Proceeding will be entitled to assume the defense of Indemnitee therein, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense of Indemnitee in any Proceeding, the Corporation will not be liable to Indemnitee under this Article for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, except as otherwise provided below. Indemnitee shall have the right to employ its own counsel in any such Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless: (i) the employment of counsel by Indemnitee has been authorized by the Corporation; or
(ii) the Corporation shall not in fact have employed counsel to or cannot in good faith without conflict assume the defense of Indemnitee in such Proceeding or such counsel has not in fact assumed such defense; in each of which case the fees and expenses of Indemnitee's counsel shall be advanced by the Corporation.

        Section 14. Other Entities. The board of directors may by resolution provide for indemnification to officers, directors, or employee of other entities not otherwise provided indemnification herein as it determines appropriate.

        Section 15. Employee Benefit Plans. A director, officer, or employee is considered to be serving an employee benefit plan at the Corporation's request if such person's duties to the Corporation also imposed duties on, or otherwise involves services by, that person to the plan or to the participants in or beneficiaries of the plan.

                                    Exhibit D

                            INDEMNIFICATION AGREEMENT

        This Agreement is entered into as of this _____ day of _________________, 19___, by and between PIONEER HI-BRED INTERNATIONAL, INC., an
Iowa           corporation            (the            "Company").            and
_________________________________(Indemnitee").

        WHEREAS, there is a general awareness that highly competent and experienced persons are becoming more reluctant to serve as directors or
officers  of   publicity-held   corporations   unless  they  are   protected  by
comprehensive insurance or indemnification, especially since shareholder and derivative lawsuits against publicly-held corporations, their directors and officers for line-of-duty decisions and actions have increased in number in recent years for damages in amounts which have no reasonable or logical relationship to the amount Compensation received by the directors or officers from the corporation, and

        WHEREAS, the interpretations of ambiguous statues, regulations and Bylaws are too uncertain to provide corporate officers and directors with adequate, reliable knowledge of legal risks to which they may be exposed, and

        WHEREAS, damages sought by class action plaintiffs in some cases amount to substantial dollar amounts and, whether or not the case in meritorious, the cost of defending these suits is enormous with few individual directors and officers having the resources to sustain such legal costs or judgment in favor of the plaintiffs even in cases where the defendant was neither culpable nor profited personally to the detriment of the corporation, and

        WHEREAS, it is generally recognized that the issues in controversy in such litigation are usually related to the knowledge, motives and intent of the director of officer and that he is usually the only witness with firsthand knowledge of the essential facts or of exculpating circumstances who is qualified to testify in his defense regarding matters of such subjective nature, and that the long period of time which normally and usually elapses before such suits can be disposed of can extend beyond the normal time for retirement for a director or officer with the result that he, after retirement, or in the event of his death, his spouse, heirs, executors or administrators, as the case my be, may be faced with limited ability, undue hardship and an intolerable burden in launching and maintaining a proper and adequate defense of himself or his estate against claims for damages, and

        WHEREAS, the Iowa Business Corporation Act, under which the Company is organized, empowers corporations to indemnify and advance expenses of litigation to persons serving as director, officer, employee, or agent of the corporation or a person while a director or officer of the corporation also serves at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and further specifies that the indemnification and advancement of the expenses set forth in the Iowa Business Corporation Act subject to certain limitations "are not exclusive of any other rights to which those seeking indemnification or advancement of expenses are entitled under a provision in the Articles of Incorporation or indemnification or advancement of expenses are entitled under a provision in the Articles of Incorporation or Bylaws, agreements, vote of shareholders or disinterested directors or otherwise," and

        WHEREAS, the Board of Directors of the Company, bases upon their experience as business managers, have concluded that the continuation of present trends in litigation against corporate directors and officers will inevitably result in less effective direction and supervision of the Company, and the Board deems such consequences to be so detrimental to the best interests of the Company's shareholders that it has concluded that its directors and officers should be provided with maximum protection against inordinate risks in order to insure that the most capable persons available will be attracted to such positions; therefore, said Board has further concluded that it is not only reasonable and prudent but necessary for the Company contractually to obligate itself to indemnify in a reasonable and adequate manner its directors and officers and to assume for itself maximum liability for expenses and damages in connection with claims lodged against them for their line-of-duty decisions and actions, and

        WHEREAS, the Company desires to have Indemnitee serve or continue to serve as a director or officer of the Company free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of his being a director or officer of the Company or by reason of his decisions or actions on its behalf, and Indemnitee desires to serve or to continue to serve, or to continue to serve, (provided that he is furnished the indemnity provided for hereinafter), in one or more of such capacities. NOW, THEREFORE:

                                   WITNESSETH

        THAT for and in consideration of the premises and the convenants contained herein, the Company and Indemnitee do convenant and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        For purpose of the Agreement, the following terms shall have the meaning given here:

        SECTION 1.1. "Board" shall mean the Board of Directors of the Company.

        SECTION 1.2. "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder (collectively the
"1934 Act"), whether or not the Company is then subject to such reporting requirement, provided, however, that without limitation, such a Change in
Control shall be deemed to have occurred irrespective of the applicability of the initial clause of this definition if (i) shareholders of the Company approve
(x) a consolidation or merger of the Company with any other corporation other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (y) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets or (ii) any person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act), but excluding any employee benefit or welfare plan or employee stock plan of the Company or any subsidiary of the Company, or any entity organized, appointed, established or holding securities of the Company with voting power for or pursuant to the terms of any such plan) is or becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the 1934
Act) directly or indirectly of securities of the Company representing thirty percent (30%) or more of the then outstanding voting power of the Company, or
(iii) the commencement of a tender offer which, if successful, would result in the beneficial ownership described in (ii) above, or (iv) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the entire Board of Directors cease for any reason to constitute at least a majority thereof unless the election of each new director was approved by a vote of at lease two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

        SECTION 1.3. "Corporate Status" describes the status of a person who is or was a director or officer of the Company, or a member of any committee of the Board, and the status of a person who, while a director or officer of the Company, is or was serving at the request of the Company (or such service was approved by the Corporate Management Committee (committee of Executive Officers selected by the President) or successor committee) as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Indemnitee is considered to be serving an employee benefit plan at the Company's request if such person's duties to the Company also imposed duties on, or otherwise involves services by, that person to the plan or to the participants in or beneficiaries of the plan.

        SECTION 1.4. "Disinterested Director" shall mean a director of the Company who neither is nor was a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

        SECTION 1.5. "Expenses" shall mean without limitation expenses of proceedings including all attorneys' fees, retainers, court costs, transcript costs, fees of experts, accounting and witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness or party in a Proceeding.

        SECTION 1.6. "Good Faith" shall mean Indemnitee having acted in good faith in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, Indemnitee having acted in a certain manner with no reasonable cause to believe his conduct was unlawful.

        SECTION 1.7. "Liabilities" shall mean liabilities of any type whatsoever, including without limitation, any judgments, fines, ERISA excise taxes and penalties, excise taxes assessed with respect to an employee benefit plan, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties, or amounts paid in settlement) in connection with the investigation, defense settlement or appeal of any Proceeding or any claim, issue or matter therein.

        SECTION 1.8. "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding whether civil, criminal, administrative or investigative, formal or informal, other than one initiated by Indemnitee against the Company or any director, officer, or agent of the Company unless (i) the Company has joined in or the Board has consented to the initiation of such Proceeding, (ii) the Proceeding is one to enforce indemnification rights under Article VIII or
(iii) the Proceeding is instituted after a Change in Control. For purposes of the foregoing sentence, a "Proceeding" shall not be deemed to have been initiated by Indemnitee where Indemnitee seeks to enforce Indemnitee's rights under this Agreement.

        SECTION 1.9. "Voting Securities" shall mean any securities of a company that vote generally in the election of directors.

                                   ARTICLE II
                                TERM OF AGREEMENT

        This Agreement shall continue until and terminate upon the later of: (i) ten years after the date the Indemnitee shall have ceased to serve in any of the capacities covered by the agreement, or (ii) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee regarding the interpretation of enforcement of this Agreement.

                                   ARTICLE III

        SERVICES BY INDEMNITEE, NOTICE OF PROCEEDINGS, DEFENSE OF CLAIMS

        Section 3.1. Agreement to Serve. Indemnitee will serve and/ or continue to serve at the will of the Company or under separate contract, if such exists, as a director and/ or officer of the Company faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws thereof or until such time as he tenders his resignation in writing. This Agreement does not create any additional right for Indemnitee to serve as a director and/or officer other than at the will of the Company or as otherwise provided by separate contract.

        SECTION 3.2. Notice of Proceedings. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder, but Indemnitee's omission to so notify the Company shall not relieve the Company from any liability which it may have to Indemnitee under this Agreement unless such omission materially prejudices the rights of the Company (including without limitation, the Company having lost significant substantive or procedural rights with respect to the defense of any Proceeding). If such omission does materially prejudice the rights of the Company, the Company shall be relieved from liability under this Agreement only to the extent of such prejudice; but such omission will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement.

        SECTION 3.3. Defense of Claims. The Company will be entitled to participate at its own expense in any Proceeding of which it has notice. The Company jointly with any other indemnifying party similarly notified of any Proceeding will be entitled to assume the defense of Indemnitee therein, with counsel reasonably satisfactory to Indemnitee; provided, however, that the Company shall not be entitled to assume the defense of Indemnitee in any Proceeding if there has been a Change in Control or if Indemnitee has reasonably concluded that there may be a conflict of interest between the Company and Indemnitee with respect to such Proceeding. After notice from the Company to Indemnitee of its election to assume the defense of Indemnitee in any Proceeding, the Company will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in any such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless: (i) the employment of counsel by Indemnitee has been authorized by the Company; (ii) Indemnitee shall have reasonably concluded that counsel employed by the Company may not adequately represent Indemnitee; or
(iii) the Company shall not in fact have employed counsel to assume the defense of Indemnitee in such Proceeding or such counsel has not in fact assumed such defense or such counsel is not acting in connection therewith with reasonable diligence; in each of which case the fees and expenses of Indemnitee's counsel shall be advanced by he Company.

        SECTION 3.4. Settlement of Claims. The Company shall not settle any Proceeding in any manner which would impose any liability, penalty, or limitation on Indemnitee without the written consent of Indemnitee; provided, however, that Indemnitee will not unreasonably withhold consent to any proposed settlement. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's written consent. The Company shall not unreasonably withhold its consent to any proposed settlement. Notwithstanding the above, Consent is not required after a Change in Control.

                                   ARTICLE IV
                                 INDEMNIFICATION

        SECTION 4.1. In General. The Company shall indemnify and advance Expenses to Indemnitee in connection with any Proceeding as provided in this Agreement and to the fullest extent consistent with applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit.

        SECTION 4.2. Proceeding Other than a Proceeding by or in the Right of the Company. If Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than a Proceeding by or in the right of the Company) by reason of his Corporate Status, or by reason of anything done or not done by him in any such capacity, the Company shall, subject to Section 4.7 hereof, indemnify him against any and all Expenses and Liabilities actually and reasonably incurred by or for Indemnitee if he acted in Good Faith.

        SECTION  4.3.  Proceedings  by  or in  the  Right  of  the  Company.  If
Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of his Corporate Status, or by reason of anything done or not done by him in any such capacity, the Company shall, subject to Section 4.7 hereof, indemnify him against any and all Expenses actually and reasonably incurred by or for him in connection with the investigation, defense, settlement, or appeal of such Proceeding if he acted in good Faith; except that no indemnification under Section 4.3. shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company, unless, and only to the extent, that a court of appropriate jurisdiction ( including but not limited to the court in which such Proceeding was brought) shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, regardless of whether Indemnitee acted in Good Faith, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses which such court shall deem proper.

        SECTION  4.4.  Indemnification  of a  Party  Who  is  Wholly  or  Partly
Successful. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified to the maximum extent consistent with law, against all Expenses and Liabilities actually and reasonably incurred by or for him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee to the maximum extent consistent with law, against all Expenses and Liabilities actually and reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter. For purposes of this Section
4.4 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Article VI) that Indemnitee did not act in Good Faith.

        SECTION 4.5. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee, by reason of Indemnitee's Corporate Status, has prepared to serve or has served as a witness in any Proceeding, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by or for him in connection therewith.

        SECTION 4.6. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

        SECTION 4.7. Specific Limitations on Indemnification. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated under this Agreement to make any payment to Indemnitee for indemnification with respect to any Proceeding:

               (a) To the extent that payment is actually made to Indemnitee under any insurance policy, or is made to Indemnitee by the Company otherwise than pursuant to this Agreement.

               (b) If a court in such Proceeding has entered a judgment or other adjudication which is final and has become nonappealable and establishes that a claim of Indemnitee for such indemnification arose from: (i) a breach by Indemnitee of Indemnitee's duty of loyalty to the Company or its shareholders;
(ii) acts or omissions of Indemnitee not in good Faith or which involve intentional misconduct or knowing violations of the law; or (iii) a transaction in which Indemnitee derived an improper personal benefit.

               (c) If there has been no Change in Control, for Liabilities in connection with Proceedings settled without the consent of the Company, which consent, however, shall not be unreasonably withheld.

               (d) for an Accounting of profits made from the purchase or sale by Indemnitee of securities of the company within the meaning of Section 16(b) of the 1934 Act or similar provisions of any federal, state or local statue or regulation.

                                    ARTICLE V
                             ADVANCEMENT OF EXPENSES

        Notwithstanding any provision to the contrary in Article VI, the Company shall advance all reasonable Expenses which, by reason of Indemnitee's Corporate Status, were incurred by or for him in connection with any Proceeding in advance of the final disposition thereof, with five (5) business days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances. Such statement or statements shall reasonably evidence the Expenses incurred by or for Indemnitee. Indemnitee hereby agrees to repay any Expenses advanced hereunder if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and the undertaking to repay pursuant to this Article V shall be unsecured and interest free.

                                   ARTICLE VI
                    DETERMINATION OF RIGHT TO INDEMNIFICATION

        SECTION 6.1. No Determination Necessary when Indemnitee was Successful. To the extent Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 4.2 or 4.3 of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall Indemnify Indemnitee against Expenses actually and reasonably incurred by or for him in connection with the investigation, defense, or appeal of such Proceeding.

        SECTION 6.2. Determination of Good Faith. In the event that Section 6.1 is inapplicable, the Company shall also indemnify Indemnitee unless, and only to the extent that, the Company shall prove by clear and convincing evidence to a forum listed in Section 6.3 below that Indemnitee did not act in Good Faith.

        SECTION 6.3. Forum for Determination. Indemnitee shall be entitled to select from among the following the forum in which the validity of the Company's claim under Section 6.2 hereof that Indemnitee is not entitled to indemnification will be heard:

               (a)  A quorum of the Board consisting of Disinterested Directors;

               (b) Legal counsel selected by Indemnitee, and reasonably approved by the Board, which counsel shall make such determination in a written opinion; or

               (c) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by Indemnitee and the last of whom is selected by the first two arbitrators so selected.

As soon as practicable, and in no event later than thirty (30) days after written notice of Indemnitee's choice of forum pursuant to this Section 6.3, the Company shall, at its own expense, submit to the selected forum in such manner as Indemnitee or Indemnitee's counsel may reasonably request, its claim that Indemnitee is not entitled to Indemnification, and the company shall act in the utmost good faith to assure Indemnitee a complete opportunity to defend against such claim. The fees and expenses of the selected forum in connection with making the determination contemplated hereunder shall be paid by the Company. If the Company shall fail to submit the matter to the selected forum within thirty
(30) days after Indemnitee's written notice or if the forum so empowered to make the determination shall have failed to make the requested determination within thirty (30) days after the matter has been submitted to it by the Company, the requisite determination that Indemnitee has the right to indemnification shall be deemed to have been made.

        SECTION 6.4. Right to Appeal. Notwithstanding a determination by any forum listed in Section 6.3 hereof that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending, or to any other court of competent jurisdiction, for the purpose of enforcing Indemnitee's right to indemnification pursuant to this Agreement. Such enforcement action shall consider Indemnitee's entitlement to indemnification de novo, and Indemnitee shall not be prejudiced by reason of a prior determination that Indemnitee is not entitled to indemnification. The Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company further agrees to stipulate in any such judicial proceeding that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

        SECTION 6.5. Expenses under this Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify Indemnitee against all Expenses incurred by Indemnitee in connection with any hearing or proceeding under this Article VI involving Indemnitee and against all Expenses incurred by Indemnitee in connection with any other action between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement even if it is finally determined that Indemnitee is not entitled to indemnification.

                                   ARTICLE VII
                 PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

        SECTION 7.1. Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption.

        SECTION  7.2.  Effect  of  Other  Proceedings.  The  termination  of any
Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in Good Faith.

        SECTION 7.3. Reliance as Safe Harbor. For purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee's action is based on the records or books of accounts of the Company, including financial statements, or on information supplied to Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. The provisions of this Section 7.3 shall not be deemed to be exclusive to or limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

        SECTION 7.4. Actions of Others. The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company shall not be imputed to Indemnitee for purposes of determining the right indemnification under this Agreement.

                                  ARTICLE VIII
                                LETTER OF CREDIT

        In order to secure the obligations of the Company to indemnify and advance amounts to Indemnitee under this Agreement, the Company shall obtain at its expense at the time of any Change in Control, and deliver to Indemnitee an irrevocable standby letter of credit naming Indemnitee as the sole beneficiary, in an amount not less than $1,000,000 issued by a financial institution having assets in excess of $1000,000,000 and containing terms and conditions reasonably acceptable to Indemnitee (the "Letter of Credit"); provided, however, that Indemnitee agrees to surrender to the Company any Letter of Credit delivered to him on account of a Change in Control described in (a) Section 1.2(i) if the approved transaction is abandoned or not consummated, or (b) Section 1.2(iii) if the tender offer is not consummated, or if consummated, does not result in beneficial ownership by the person making the tender offer of securities representing thirty percent (30%) or more of the then outstanding voting power of the Company; provided further that the surrender of the Letter of Credit shall in no way affect the Company's obligation to deliver another Letter of Credit at the time of a subsequent Change in Control. The Letter of Credit shall provide that Indemnitee may from time to time draw certain amounts thereunder, upon the presentation to the issuer thereof of a certificate executed by Indemnitee certifying (i) that Indemnitee has made a request of the Company for an amount not less than the amount Indemnitee is drawing upon under the Letter of Credit and that the Company has not provided Indemnitee with such amount within five (5) business days of his request, and (ii) that Indemnitee believes that he is entitled under the terms of this Agreement to the amount which he is drawing upon under the Letter of Credit. The Company shall maintain and renew the Letter of Credit or a substitute letter of credit meeting the criteria of this Article VIII during the term of this Agreement in a manner such that the Letter of Credit shall have a initial term of three (3) years and shall be extended for an additional year at the end of each year, so that is shall at all times have at least two (2) years of its term remaining. The issuance of the Letter of Credit shall not, in any way, diminish the obligation of the Company to indemnify Indemnitee against Expenses and Liabilities to the full extent required by this Agreement.

                                   ARTICLE IX
                     NON-EXCLUSIVITY, INSURANCE, SUBROGATION

        SECTION 9.1. Non-Exclusivity. The rights of Indemnitee hereunder shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under any provision of law, the Company's Articles of Incorporation, any Bylaw, any agreement, a vote of shareholders or a resolution of directors, or otherwise, and to the extent that during the term of this Agreement the rights of the then existing directors and officers are more favorable to such directors or officers than the rights currently provided to Indemnitee under this Agreement, Indemnitee shall be entitled to the full benefits of such more favorable rights. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action or inaction by such Indemnitee in Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement.

        SECTION 9.2. Insurance. The Company presently has in place certain policies of directors' and officers' liability insurance ("Insurance"). The Company agrees that during the term of this Agreement, the Company shall use reasonable efforts to purchase and maintain Insurance in effect for the benefit of Indemnitee; provided, however, that the Company shall not be required to maintain Insurance if the Company, in its sole discretion, determines that such Insurance is not reasonably available; or that the premium cost of maintaining such Insurance is substantially disproportionate to the amount of coverage provided thereunder; or the protection provided by such Insurance is so limited by exclusions, deductions or otherwise that there is insufficient benefit to warrant the cost of maintaining such Insurance.

        SECTION 9.3. Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                                    ARTICLE X
                               GENERAL PROVISIONS

        SECTION 10.1. Successor and Assigns. (a) This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's heirs,executors, personal representatives and administrators.

               (b) If Indemnitee is deceased and is entitled to indemnification under any provision of this Agreement, the Company shall indemnify Indemnitee's estate and his spouse, heirs, administrators and executors against and the Company shall, and does hereby agree, to assume any and all Expenses and Liabilities actually and reasonably incurred by or for Indemnitee or his estate, in connection with the investigation, defense, settlement or appeal of any such Proceeding. Further, when requested in writing by the spouse of Indemnitee, and/or the heirs, executors or administrators of Indemnitee's estate, the Company shall provide appropriate evidence of the Company's agreement set out herein, to indemnify Indemnitee against, and to itself assume, such Liabilities and Expenses.

        SECTION 10.2. Limitations of Actions and Release of Claims. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company against Indemnitee, his spouse, heirs, executors or administrators after the expiration of two years from the date Indemnitee ceases (for any reason) to serve in any one or more of the capacities covered by this Agreement, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by filing of a legal action within such two-year period.

        SECTION 10.3. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

        SECTION 10.4. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that my be necessary to secure such rights and to enable the Company effectively to bring suite to enforce such rights.

        SECTION 10.5. No Adequate Remedy. The parties declare that it is impossible to measure in money the damages which will accrue to either party by reason of a failure to perform any of the obligations under this Agreement. Therefore, if either party shall institute any action or proceeding to enforce the provisions hereof, such party against whom such action or proceeding is brought hereby waives the claim or defense that such party has an adequate remedy at law, and such party shall not urge in any such action or proceeding the claim or defense that the other party has an adequate remedy at law.

        SECTION 10.6. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of these Agreement or to affect the construction thereof.

        SECTION 10.7. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished eliminated or otherwise affected by amendments to the Articles of Incorporation, as amended, Bylaws, as amended, or by other agreements including directors' and officers' liability insurance policies of the Company.

        SECTION 10.8. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

        SECTION 10.9. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

        If to Indemnitee, as shown with Indemnitee's signature below.

        If to the Company to:

               Pioneer Hi-Bred International, Inc.
               700 Capital Square
               400 Locust Street
               Des Moines, IA  50309
               Attention:  Jerry Chicoine, Esq.

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

        SECTION 10.10. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Iowa without application of the conflict of laws principles thereof.

        SECTION 10.11. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in reference to all the matters herein agreed upon. This Agreement replaces in full all prior indemnification agreements or understandings of the parties hereto, and any and all such prior agreements or understandings are hereby rescinded by mutual agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         PIONEER HI-BRED INTERNATIONAL, INC.

                                         By_____________________________________

                                         Its____________________________________

                                         INDEMNITEE:_________________________

                                         Address:_______________________________

                                                 -------------------------------

                       PIONEER HI-BRED INTERNATIONAL, INC.
           Proxy For Annual Meeting of Shareholders--February 27, 1996

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles S. Johnson and Jerry L. Chicoine, or either of them, as Proxies, with the power of substitution in each, to vote all shares of the Common Stock of Pioneer Hi-Bred International, Inc. (the "Company") held of record by the undersigned at the close of business on December 29, 1995, at the Annual Meeting of Shareholders of the Company to be held on February 27, 1996, at 2:00 P.M., Central Standard Time, and at any adjournment thereof, on all matters set forth in the Notice of Meeting and Proxy Statement, a copy of which has been received by the undersigned, as follows on the reverse side.

IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE MATTERS STATED.

NQ= Total number of votes for shares eligible for one vote per share (___ NQ divided by 1 = ___ NQ shares)
Q= Total number of votes for shares eligible for five votes per share (____ Q divided by 5 = _____ Q shares)

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     Please mark votes as in this example.

IMPORTANT: Please place a mark in the appropriate box. Please date, sign, and return promptly using the enclosed envelope.

1.   Election of Directors -

    Class II Nominees:     Dr. Ray A. Goldberg
                           Dr. F. Warren McFarlan
                           Dr. Owen J. Newlin
                           Thomas N. Urban
         FOR all nominees (except as marked to the contrary below) WITHHOLD from
     all  nominees  (INSTRUCTIONS:   To  withhold  authority  to  vote  for  any
     individual nominee, write that nominee's name
    in the space provided below).
2.   ______________________________________________
                       .
    To approve the Pioneer Hi-Bred International, Inc. Management Reward
    Program - Performance-Based.

        FOR           AGAINST       ABSTAIN

3. To approve the Pioneer Hi-Bred International, Inc. Restricted Stock Plan - Performance-Based.

        FOR           AGAINST       ABSTAIN

4.   To approve the Pioneer Hi-Bred International, Inc. Stock Option Plan.

        FOR           AGAINST       ABSTAIN

5. To amend the Articles of Incorporation to remove Article VII regarding indemnification.

        FOR           AGAINST       ABSTAIN

6. To ratify and approve the form of indemnification agreement to be entered into between the Company and its Directors and Officers and approve and authorize substantially similar agreements to be entered into in the future.

        FOR           AGAINST       ABSTAIN

7.   To ratify the appointment of KPMG Peat Marwick as independent auditors.

        FOR           AGAINST       ABSTAIN

Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature __________________________________    Date ___________________________

Signature __________________________________    Date ___________________________

MARK HERE FOR ADDRESS                         MARK HERE IF YOU PLAN
CHANGE AND NOTE BELOW                            TO ATTEND THE MEETING